INTERIM RECONSTITUTED SERVICING AGREEMENT

THIS INTERIM RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of January, 2003, by and among LEHMAN BROTHERS BANK, a federal savings bank (the “Bank” or the “Seller”), HOUSEHOLD FINANCE CORPORATION, a Delaware corporation (referred to herein as the “Servicer”), AURORA LOAN SERVICES, INC., as master servicer (the “Master Servicer”), and acknowledged by JPMORGAN CHASE BANK, a New York banking association, as trustee (the “Trustee”), recites and provides as follows:

RECITALS

WHEREAS, the Seller has conveyed certain Mortgage Loans identified on Schedule I hereto (the “Mortgage Loans”) to Structured Asset Securities Corporation, a Delaware special purpose corporation (“SASCO”) pursuant to a mortgage loan sale and as assignment agreement dated as of January 1, 2003 (the “Mortgage Loan Sale and Assignment Agreement”), and SASCO, in turn, has conveyed the Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of January 1, 2003 (the “Trust Agreement”), attached as Exhibit B hereto, among the Trustee, the Master Servicer, SASCO, as depositor, and The Murrayhill Company, as credit risk manager (the “Credit Risk Manager”) under a Credit Risk Management Agreement dated as of January 1, 2003 (the “Credit Risk Management Agreement”) between the Servicer and the Credit Risk Manager;

WHEREAS, certain of the Mortgage Loans, as identified on Schedule I hereto, are currently being serviced by the Servicer pursuant to (i) a Servicing Agreement between the Bank and the Servicer, dated as of March 22, 2002 (for Conventional Fixed and Adjustable Rate Mortgage Loans (Group No. 2002-1)) and (ii) an Amendment No. 1 thereto dated May 6, 2002 (together, the “Servicing Agreement”);

WHEREAS, the Bank desires that the Servicer continue to service the Mortgage Loans up to and until the Servicing Transfer Date (as defined herein)on an actual/actual basis, and the Servicer has agreed to do so, subject to the conditions set forth herein;

WHEREAS, the Bank and the Servicer agree that the provisions of the Servicing Agreement shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a Reconstitution Agreement under Section 8.02 of the Servicing Agreement which shall govern the Mortgage Loans up to and until the Servicing Transfer Date;

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default under this Agreement;

WHEREAS, the Bank and the Servicer intend the Trustee be an intended third party beneficiary of this Agreement;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Bank and the Servicer hereby agree as follows:

AGREEMENT

1.

Definitions.  Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement incorporated by reference herein (regardless if such terms are defined in the Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement attached as Exhibit B hereto.

2.

Servicing.  The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

3.

Trust Cut-off Date.  The parties hereto acknowledge that by operation of Sections 2.05 and 3.01 of the Servicing Agreement, the remittance on February 18, 2003 to the Trust Fund is to include principal due after January 1, 2003 (the “Trust Cut-off Date”), plus interest at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (c) and (d) of Section 3.01 of the Servicing Agreement (as amended hereby).

4.

Master Servicing; Termination of Servicer.  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee and the SASCO 2003-BC1 Trust Fund (the “Trust Fund”) created pursuant to the Trust Agreement, shall have the same rights as Bank under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term “Purchaser” as used in the Servicing Agreement in connection with any rights of the Purchaser shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto.  The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article VI of the Servicing Agreement.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of obligations of the Bank under the Servicing Agreement and, in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

5.

No Representations.  Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

6.

Term.  The parties hereto acknowledge and agree that this Agreement shall be in effect up to and until such date that Fairbanks Capital Corp. (“Fairbanks”) assumes the duties and obligations of servicer of the Mortgage Loans pursuant to the terms of a Securitization Servicing Agreement, dated as of January 1, 2003, by and among Fairbanks, as servicer, the Bank, as seller, and Aurora Loan Services Inc., as master servicer (the “Servicing Transfer Date”) which date shall be no later than February 1, 2003; provided, however, notwithstanding the occurrence of the Servicing Transfer Date, the Servicer acknowledges that it shall on an actual/actual basis be responsible for collecting and forwarding to the Master Servicer all remittances required to be made under this Agreement relating to the February 18, 2003 Remittance Date and preparing the monthly remittance advice and other reports to be delivered to the Master Servicer relating to such Remittance Date.  Solely with respect to the first Due Period relating to the February 18, 2003 Remittance Date, the Master Servicer hereby agrees to assume the obligations of the Servicer under Section 3.03 of the Servicing Agreement to advance to the Trustee for the benefit of the Trust Fund, from its own funds or funds held for future distribution, an amount equal to all monthly payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during such Due Period and which were delinquent at the close of business on the immediate preceding Determination Date or which were deferred pursuant to Section 2.01; provided, however, that such obligation to make Monthly Advances shall not apply if the Master Servicer determines, in its sole reasonable opinion, that any such Monthly Advance would not be recordable from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or otherwise with respect to the particular Mortgage Loan.

7.

Treatment of Deferred Interest.  For purposes of this Agreement, “Deferred Interest” shall mean with respect to any Mortgage Loan, the aggregate amount of scheduled interest that has been accrued but not collected with respect to such Mortgage Loan prior to Servicer’s accommodation with the Mortgagor and restructuring of the payment schedule of such Mortgage Loan pursuant to the Servicer’s issuance of a Restructure Letter to the Mortgagor.  Under Servicer’s accounting system, such amount of Deferred Interest is reflected on the billing statement of the Mortgagor as an “Other Fee.”  Servicer agrees to account on its billing system for any principal payment received from the Mortgagor, as first a payment in reduction of the amount of Deferred Interest on such Mortgage Loan until such Deferred Interest is reduced to zero, and thereafter as a payment of the outstanding principal balance of such Mortgage Loan.

8.

Notices.  All notices, consents, certificates or reports (collectively “written information”) required to be delivered hereunder between or among the parties hereto (including any third party beneficiary thereof) shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All written information required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Aurora Loan Services Inc.

2530 South Parker Road

Suite 601

Aurora, Colorado

Attn:  E. Todd Whittemore

Telephone:  (303) 632-3422

Facsimile:  (303) 632-4287

All remittances required to be made to the Master Servicer under this Agreement shall be on a scheduled/scheduled basis and made to the following wire account:

JPMorgan Chase Bank

New York, New York

ABA#:  021-000-021

Account Name:  Aurora Loan Services Inc.
Master Servicing Payment Clearance Account

Account Number:  666-611059

Beneficiary:  Aurora Loan Services Inc.

For further credit to:  SASCO 2003-BC1

All notices and other written information required to be delivered to the Trustee under the Agreement shall be delivered to the Trustee at the following address:

JPMorgan Chase Bank

JP Institutional Trust Services

Attention:  Structured Finance Services – SASCC 2003-BC1

4 New York Plaza, 6th Floor

New York, New York  10004-2477

Telephone:  (212) 623-4430

Facsimile:  (212) 623-5858

All written information required to be delivered to the Seller hereunder shall be delivered to the Bank at the following addresses:

Lehman Brothers Bank, FSB

399 Park Avenue, 11th Floor

New York, New York 10022

Attention:  Contract Finance – Leslee Gelber

Telephone:  (212) 884-6292

Telecopier:  (212) 884-6450

All written information and notices required to be delivered to the Credit Risk Manager hereunder or the Credit Risk Management Agreement shall be delivered to the Credit Risk Manager at the following address:

The Murrayhill Company

1670 Broadway, Suite 3450

Denver, Colorado  80202

Attention:  John Andriola (SASCO 2003-BC1)

Telephone:  (720) 947-6876

Telecopier:  (720) 947-6598 or 947-6571

All written information required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the Servicing Agreement.

9.

Acknowledgement.  The Servicer hereby acknowledges that the rights of the Seller under the Servicing Agreement, as amended by this Agreement, will be assigned to SASCO under the Mortgage Loan Sale and Assignment Agreement, and subsequently to the SASCO 2003-BC1 Trust Fund under the Trust Agreement and agrees that the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will each be an assignment and assumption agreement or other assignment document required pursuant to Section 10.04 and Section 2.02 of the Servicing Agreement and will constitute an assignment and assumption of the rights of the Seller under the Servicing Agreement to SASCO and the SASCO 2003-BC1 Trust Fund, as applicable.  In addition, the SASCO 2003-BC1 Trust Fund will make a REMIC election.  The Servicer hereby consents to such assignment and assumption and acknowledges the SASCO 2003-BC1 Trust Fund’s REMIC election.

10.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATION LAW) AND THE OBLIGATION, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

11.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

12.

Reconstitution.  The Seller and the Servicer agree that this Agreement is a “Reconstitution Agreement”, and that the date hereof is the “Reconstitution Date”, each as described in Article VIII of the Servicing Agreement.

Executed as of the day and year first above written.

LEHMAN BROTHERS BANK, FSB,

as Seller

By:  /s/ Gary Taylor

Name: Gary Taylor

Title:   Vice President

HOUSEHOLD FINANCE CORPORATION,

as Servicer

By:/s/ Douglas A. Friedrich

Name: Douglas A. Friedrich

Title:   Vice President

AURORA LOAN SERVICES, INC.,

as Master Servicer

By: /s/ E. Todd Whittemore

Name: E. Todd Whittemore

Title:   Exec. Vice President

Acknowledged By:

JPMORGAN CHASE BANK,

Trustee

By: /s/ Pei Huang

Name: Pei Huang

Title:   Trust Officer

EXHIBIT A

Modifications to the Servicing Agreement

1.

Unless otherwise specified herein, any provisions of the Servicing Agreement, including definitions, relating to (i) Whole Loan and Pass-Through Transfers and Reconstitution, and (ii) Assignments of Mortgage, shall be disregarded.  The exhibits to the Servicing Agreement and all references to such exhibits shall also be disregarded.

2.

The definition of “Business Day” in Article I is hereby amended by the addition of the following words immediately following the words “the State of New York”:

 and “the State of Colorado”.

3.

A new definition of “Custodial Agreement” is hereby added to Article I to read as follows:

Custodial Agreement:  The custodial agreement relating to the custody of the Mortgage Loans, dated as of January 1, 2003, among U.S. Bank National Association, as Custodian and the Trustee.

4.

The definition of “Custodian” in Article I is hereby amended in its entirety to read as follows:

Custodian: U.S. Bank National Association or its successor in interest or assigns or any successor to the Custodian under the Custodial Agreement as provided therein.

5.

The definition of Determination Date is hereby amended in its entirety to read as follows:

Determination Date:  The Business Day immediately preceding the related Remittance Date.

6.

A new definition of “Due Period” is hereby added to Article I immediately following the definition of “Due Date” to read as follows:

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

7.

New definitions of “MERS,” “MERS Eligible Mortgage Loan,” “MERS Mortgage Loan” and “Monthly Advance” are hereby added to Article I immediately following the definition of “LPMI Fee” to read as follows:

MERS:  Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

MERS Eligible Mortgage Loan:  Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS, as nominee.

MERS Mortgage Loan:  Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the related Mortgage Note.

Monthly Advance:  The portion of Monthly Payment delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Company pursuant to Section 3.03 on the Business Day immediately preceding the Remittance Date of the related month.

8.

The definition of “Mortgage Interest Rate” in Article I is hereby amended by adding the phrase “net of any Relief Act Reduction” to the end of such definition.

9.

The definition of “Mortgage Loan Documents” in Article I is hereby amended by replacing the words “addenda and riders” with the words “addenda, riders and modification agreements” in each instance.

10.

The definition of “Mortgage Loan Schedule” in Article I is hereby amended by inserting “(51) any MERS identification number (if available) with respect to each MERS Mortgage Loan or MERS Eligible Mortgage Loan and (52) a Prepayment Charge Schedule” at the end of the first sentence thereof.

11.

New definitions of “Non-MERS Eligible Mortgage Loan” and “Non-MERS Mortgage Loans” are hereby added to Article I immediately following the definition of “NOI” to read as follows:

Non-MERS Eligible Mortgage Loan:  Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

Non-MERS Mortgage Loan:  Any Mortgage Loan other than a MERS Mortgage Loan.

12.

A new definition of “Opinion of Counsel” is hereby added to Article I immediately following the definition of “NOI” to read as follows:

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Servicer or its affiliates, reasonably acceptable to the Trustee and the Master Servicer; provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel acceptable to the Trustee, the Master Servicer and the Seller, who (i) is in fact independent of the Servicer and any master servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or any master servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

13.

New definitions of “Prepayment Charge,” “Prepayment Charge Schedule” and “Prepayment Interest Shortfall Amount” are added to Article I to immediately precede the definition of “Prime Rate” and to read as follows:

Prepayment Charge:  means with respect to any Mortgage Loan and Distribution Date, the charges or premiums, if any, exclusive of any servicing charges collected by the Servicer in connection with a Mortgage Loan payoff, due in connection with any full or partial prepayment of such Mortgage Loan during the Principal Prepayment Period in accordance with the terms thereof (other than any Servicer Prepayment Charge Payment Amount).

Prepayment Charge Schedule:   means a data field in the Schedule of Mortgage Loans attached as Schedule I hereto which indicates the amount of the Prepayment Charge and the period during which such Prepayment Charge is imposed with respect to a Mortgage Loan.

Prepayment Interest Shortfall Amount:  means, with respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to reduce the principal amount of such Mortgage Loan (excluding for such purpose any portion of a Principal Prepayment in part applied in reduction of the Deferred Interest on such Mortgage Loan pursuant to Section 7 of this Interim Servicing Agreement) prior to such Mortgage Loan’s Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

14.

New definitions of “Principal Prepayment” and “Principal Prepayment Period” are hereby added to Article I immediately following the definition of “”Prime Rate” to read as follows:

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  The month preceding the month in which the related Remittance Date occurs.

15.

New definitions of “Realized Loss” and “Relief Act Reduction” are added to Article I immediately following the definition of “Qualified Insurer” to read as follows:

Realized Loss:  With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Servicer with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

Relief Act Reduction:  With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

16.

The definition of “Remittance Date” in Article I is hereby amended in its entirety to read as follows:

Remittance Date:  Commencing with February 2003, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month.

17.

The definition of “REO Property” in Article I is hereby amended by replacing the word “Purchaser” with “Trustee and the Trust Fund”.

18.

A new definition of “Servicer Prepayment Charge Payment Amount” is added to Article I immediately after the definition of “Servicer” to read as follows:

Servicer Prepayment Charge Payment Amount” means any amounts paid by the Servicer as a result of an impermissible waiver of a Prepayment Charge pursuant to Section 2.01 of this Agreement.

19.

The  definition of “Servicing Advances” in Article I is hereby amended in its entirety to read as follows:

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses other than Monthly Advances (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, inspection, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property (including costs incurred in connection with environmental inspections or other related costs of foreclosure of Mortgaged Property potentially contaminated by hazardous or toxic substance or wastes in accordance with Section 2.02 hereof) if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and PMI Policy premiums and fire and hazard insurance coverage, (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property and (f) compliance with the obligations pursuant to the provisions of the FHLMC Guide.

20.

Section 2.01 (Servicer to Act as Servicer) is hereby amended by (i) replacing the word “Purchaser” in the fifth and 30th lines of the second paragraph thereto with “Trustee and the Trust Fund”, (ii) by adding the following after the word “Loan” in the ninth line of the second paragraph:

unless the Servicer shall have provided to the Master Servicer and the Trustee an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”).  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.

(iii) by replacing the word “Purchaser” in the 33rd line of the second paragraph thereto with “Trustee,”

and (iv) by replacing the second, third and fourth sentences of the second paragraph with the following paragraph:

The Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan which contains a Prepayment Charge and which prepays during the term of the penalty.  If the Servicer or its designee fails to collect the Prepayment Charge upon any prepayment of any Mortgage Loan which contains a Prepayment Charge, the Servicer shall pay to the Trust Fund at such time by means of a deposit into the Custodial Account an amount equal to the Prepayment Charge which was not collected; provided, however, the Servicer shall not have any obligation to pay the amount of any uncollected Prepayment Charge under this Section 2.01 if the failure to collect such amount is the result of inaccurate or incomplete information on the Prepayment Charge Schedule provided by the Seller and which is included as part of the Schedule of Mortgage Loans at Schedule I attached hereto.  Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without remitting the amount of the foregone Prepayment Charge to the Custodial Account if (i) such waiver relates to a prepayment which is not a result of a refinancing by the Servicer or any of its affiliates and (ii) the Mortgage Loan is in default or foreseeable default and such waiver (a) is standard and customary in servicing similar mortgage loans to the Mortgage Loans and (b) would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan or (iii) the collection of the Prepayment Charge would be in violation of applicable laws.

21.

Section 2.02 (Liquidation of Mortgage Loans) is hereby amended by (i) adding the following after the words “commence foreclosure proceedings” in the 24th line thereof:

no later than such 90th day; provided, however, that the Servicer is required to commence foreclosure proceedings on the 90th day of such delinquency if the Servicer determines no alternative resolution strategy would be effective,

(ii) replacing the word “Purchaser” in the 21st line of the first paragraph thereto with “Trustee and the Trust Fund,” (iii) replacing the word “Purchaser” in the first and second sentence of the third paragraph thereto with “Master Servicer”, and (iv) amending and restating the fourth paragraph thereof in its entirety to read as follows:

In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of the Master Servicer proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  In such instance, the Master Servicer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless either notifies the Servicer in writing, within five (5) days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Servicer, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure.  The Servicer shall be reimbursed for all Servicing Advances made pursuant to the preceding paragraph and this paragraph with respect to the related Mortgaged Property from the Custodial Account.

22.

Section 2.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

(a)

the words “in trust for Lehman Brothers Bank, FSB, Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2002-1 and various Mortgagors” in the fifth and sixth lines of the first sentence of the first paragraph shall be replaced by the following:  “in trust for the Trustee for the SASCO Mortgage Loan Trust, 2003-BC1.”

(b)

by adding clauses (ii), (x), (xi) and (xii) in the appropriate order to read as follows:

(ii)    any Principal Prepayment Charges received in connection with a Mortgage Loan;

(x)    with respect to each Principal Prepayment (other than a Principal Prepayment applied in reduction of Deferred Interest pursuant to Section 7 of this Interim Servicing Agreement) an amount (to be paid by the Servicer out of its funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month’s interest on the amount of principal so prepaid at the Mortgage Loan Remittance Date;

(xi)   the amount of any Prepayment Interest Shortfall Amount, such amount to be made from the Servicer’s own funds, without reimbursement therefor; and

(xii)  any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 2.16.

(c)

by deleting the word “and” after the semi-colon in clause (viii).

23.

Section 2.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the last five lines of clause (ii) beginning after the words “prior to the rights of” in the fifth to last line with the following:

the Trust Fund; provided however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

24.

Section 2.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words “Lehman Brothers Bank, FSB, Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2002-1 and various Mortgagors” in the fifth and sixth lines of the first sentence of the first paragraph, and replacing it with the following:

“in trust for the Trustee for the SASCO Mortgage Loan Trust, 2003-BC1”.

25.

Section 2.09 (Protection of Accounts) is hereby amended by replacing the word “Purchaser” in the third line thereto with “the Trustee and the Trust Fund”.

26.

Section 2.12 (Maintenance of Fidelity Bond and Errors and Omission Policy) is hereby amended by (i) replacing the reference to “Purchaser” in the fifteenth line of such section with “of the Trustee or the Master Servicer” and the reference to “Purchaser” in the sixteenth line with “requesting party” and (ii) replacing the reference to “Purchaser” in the last line of such section with “Trustee and the Master Servicer.”

27.

Section 2.14 (Restoration of Mortgaged Property) is hereby amended by replacing the word “Purchaser” in the last sentence thereto with “Trustee or Trust Fund”.

28.

Section 3.01 (Remittances) is hereby amended by (i) deleting the words “as of the close of business on the last day of the preceding month” and replacing them with the words “as of the close of business on the Determination Date” and (ii) adding the words “, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 2.04(x); minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date.  All Prepayment Charges shall be passed through to the Master Servicer and shall not be waived by the Servicer except as permitted in Section 2.01 (as amended by Section 20 of this Interim Servicing Agreement).”

29.

Section 3.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

Section 3.02

Statements to Master Servicer.

Not later than February 10, 2003, the Servicer shall furnish to the Master Servicer (a) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth on Exhibit D-2 hereto (or in such other format mutually agreed to by the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Servicer, Master Servicer and the Trustee.

30.

Section 3.03 (Principal and Interest Advances by Servicer) is hereby deleted in its entirety, such obligation to make Monthly Advances on the Mortgage Loans with respect to the February 18, 2003 Remittance Date to be assumed by the Master Servicer pursuant to Section 6.00 of this Agreement.

31.

Section 4.02 (Satisfaction of Mortgages and Release of Mortgage Files) is hereby amended by replacing the word “Purchaser” in the fifth line of the second paragraph thereto with the word “Trust Fund”.

32.

A new Section 5.03 (Compensating Interest) is added to Article V to immediately follow Section 5.02 and to read as follows:

Section 5.03  Compensating Interest

The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein with respect to each Principal Prepayment, the Prepayment Interest Shortfall Amount, if any, for the month of distribution.  Such deposit shall be made from the Servicer’s own funds, without reimbursement therefor up to a maximum amount of the Servicing Fee actually received for such month for the Mortgage Loans.

33.

Section 6.02 (Termination) is hereby amended in its entirety to read as follows:

This Agreement shall terminate effective with the Servicing Transfer Date.

At the time of such termination, the Servicer shall be entitled to be reimbursed for all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances from either the successor servicer or amounts on deposit in the Custodial Account.

34.

Section 8.04 (Additional Indemnification by the Servicer; Third Party Claims) is amended by replacing the word “Purchaser” in the second line thereof with the words “Trust Fund, the Trustee and the Master Servicer”; by replacing the word “Purchaser” in the fourth line and seventh line thereof with the words “Trustee, the Trust Fund or Master Servicer”; by changing the word “Purchaser” in the tenth line thereof with the words “Trustee, Trust Fund and the Master Servicer, which consent shall not be unreasonably withheld;” by changing the word “Purchaser” in the twelfth line thereof to “the Master Servicer, the Trustee or Trust Fund”; by changing the word “Purchaser” in the penultimate sentence of such Section to “Trust Fund”; and by deleting the last sentence of such Section.

35.

Section 10.02 (Limitation on Liability of Servicer and Others) is amended by changing the word “Purchaser” in the third line thereof to “Trust Fund, the Trustee or the Master Servicer”; by changing the word “Purchaser” in the fourteenth line thereof to “the Trustee” and by changing the word “Purchaser” in the seventeenth line thereof to “Trust Fund.”

36.

Section 10.03 (Limitation on Resignation and Assignment by Servicer) is hereby amended by replacing the word “Purchaser” in the eighth and ninth lines of the first paragraph thereof and the second line, fifth line and sixth line of the second paragraph and the fifth line of the third paragraph thereof with “Master Servicer and the Trustee”.

37.

A new Section 10.05 is hereby added at the end of Article X (Indemnification and Assignment) to read as follows:

Section 10.05  Indemnification with Respect to Certain Taxes and Loss of REMIC Status.  In the event that any REMIC under which any of the Mortgage Loans are held from time to time fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC provisions due to the breach by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Trustee, the Master Servicer and the Trust Fund against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such breach; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Master Servicer or the Trust Fund, nor for any such Losses resulting from the misinformation provided by the Trustee, the Master Servicer or the Trust Fund on which the Servicer has relied.  The foregoing shall not be deemed to limit or restrict the rights and remedies of the Trustee, the Master Servicer or the Trust Fund now or hereafter existing at law or in equity or otherwise.  Notwithstanding the foregoing, however, in no event shall the Servicer have any liability for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement.

38.

Section 12.03 (No Conflicts) is hereby amended by deleting the words “the acquisition of the related Mortgage Loans by the Servicer, the sale of the Mortgage Loans to the Purchaser”.

39.

A new Section 12.10 is hereby added at the end of Article XII (Representations and Warranties of Servicer) to read as follows:

Section 12.10  Survival of Representation and Warranties; Remedies.  It is understood and agreed that the representations and warranties set forth in this Article XII shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer.  Upon discovery by any of the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in this Article XII which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the option of the Master Servicer, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor Servicer selected by the Master Servicer with the prior consent and approval of the Trustee.

In addition, the Servicer shall indemnify (from its own funds) the Trustee, the Trust Fund and the Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in this Agreement.  It is understood and agreed that the remedies set forth in this Section 12.10 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.  The foregoing shall not limit, however, any remedies available to the Master Servicer, the Trustee or the Trust Fund available pursuant to any other agreement related hereto.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in this Article XII shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or the Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee, the NIMS Insurer or the Master Servicer for compliance with this Agreement.

40.

Section 13.01 (Event of Default) is hereby amended by:

(a)

adding the words “within the applicable cure period” after the word “remedied” in the first line of the second paragraph; and

(b)

changing the word “Upon” in the first line of the third paragraph to “Within 90 days of” and by adding the following proviso at the end of the first sentence of the third paragraph:

; provided, however, the obligation of the Master Servicer or other successor servicer to make Monthly Advances not made by the defaulting Servicer shall be effective immediately upon receipt of such notice by the defaulting Servicer.

41.

Section 13.02 (Waiver of Defaults) is hereby amended by changing the reference to “Purchaser” to “Master Servicer with the prior written consent of the Master Servicer”.

42.

Section 14.07 (Relationship of Parties) is hereby amended by replacing the words “the Purchaser” with “the Seller, the Master Servicer, the Trustee or the Trust Fund”.

43.

Section 14.11 (No Personal Solicitation) is hereby amended by replacing the word “Purchaser” with “the Seller or the Master Servicer” in each instance.

44.

A new Section 14.12 (Intended Third Party Beneficiaries) is added to the Servicing Agreement to read as follows:

Section 14.12

Intended Third Party Beneficiaries.

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Trustee as if they were parties to this Agreement, and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement.  The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification and the indemnification obligations) shall terminate upon termination of the Trust Fund pursuant to the Trust Agreement.

Exhibit B

Trust Agreement for SASCO 2003-BC1

(Without Exhibits)

Exhibit C

Servicing Agreement

_________________________________________________________________________

SERVICING AGREEMENT

between

LEHMAN BROTHERS BANK, FSB
Purchaser

and

HOUSEHOLD FINANCE CORPORATION,

Servicer

Dated as of March 22, 2002

CONVENTIONAL FIXED AND ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

Group No. 2002-1

_________________________________________________________________________

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

Section 1.01

Definitions

1

ARTICLE II

SERVICING

Section 2.01

Servicer to Act as Servicer

9

Section 2.02

Liquidation of Mortgage Loans

11

Section 2.03

Collection of Mortgage Loan Payments

14

Section 2.04

Establishment of and Deposits to Custodial Account

14

Section 2.05

Permitted Withdrawals From Custodial Account

15

Section 2.06

Establishment of and Deposits to Escrow Account

16

Section 2.07

Permitted Withdrawals From Escrow Account

16

Section 2.08

Payment of Taxes, Insurance and Other Charges.

17

Section 2.09

Protection of Accounts

18

Section 2.10

Maintenance of Hazard Insurance

18

Section 2.11

Maintenance of Mortgage Impairment Insurance

20

Section 2.12

Maintenance of Fidelity Bond and Errors and Omissions

Insurance

20

Section 2.13

Inspections

21

Section 2.14

Restoration of Mortgaged Property

21

Section 2.15

Maintenance of LPMI Policy; Claims.

21

Section 2.16

Title, Management and Disposition of REO Property

22

Section 2.17

Real Estate Owned Reports

23

Section 2.18

Liquidation Reports

24

Section 2.19

Notification of Adjustments

24

Section 2.20

Reports of Foreclosures and Abandonments of Mortgaged

Property

24

ARTICLE III

PAYMENTS TO PURCHASER

Section 3.01

Remittances

24

Section 3.02

Statements to Purchaser

25

Section 3.03

Principal and Interest Advances by Servicer

25

Section 3.04

Due Dates Other Than the First of the Month.

25

ARTICLE IV

GENERAL SERVICING PROCEDURES

Section 4.01

Transfers of Mortgaged Property

26

Section 4.02

Satisfaction of Mortgages and Release of Mortgage Files

26

Section 4.03

Servicing Compensation

27

Section 4.04

Annual Statement as to Compliance

27

Section 4.05

Annual Independent Public Accountants’ Servicing Report

27

Section 4.06

Right to Examine Servicer Records

28

ARTICLE V

SERVICER TO COOPERATE

Section 5.01

Provision of Information

28

Section 5.02

Financial Statements; Servicing Facilities

28

ARTICLE VI

TERMINATION

Section 6.01

Damages

29

Section 6.02

Termination

29

Section 6.03

Termination Without Cause.

29

ARTICLE VII

TRANSFER OF SERVICING.

ARTICLE VIII

AGENCY TRANSFER; PASS-THROUGH TRANSFER

Section 8.01

Removal of Mortgage Loans from Inclusion Under this

Agreement Upon an Agency Transfer, a Pass-Through

Transfer or a Whole Loan Transfer on One or More

Reconstitution Dates

32

Section 8.02

Transfer of Servicing Following Reconstitution

34

Section 8.03

Purchaser’s Repurchase and Indemnification Obligations

34

Section 8.04

Additional Indemnification by the Servicer; Third

Party Claims

35

Section 8.05

Transfer Of Servicing.

35

ARTICLE IX

BOOKS AND RECORDS

Section 9.01

Possession of Servicing Files Prior to the Termination Date

36

ARTICLE X

INDEMNIFICATION AND ASSIGNMENT

Section 10.01

Indemnification

37

Section 10.02

Limitation on Liability of Servicer and Others

37

Section 10.03

Limitation on Resignation and Assignment by Servicer

37

Section 10.04

Assignment by Purchaser

38

ARTICLE XI

REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

Section 11.01

Authority and Capacity

38

Section 11.02

Assistance

39

ARTICLE XII

REPRESENTATIONS AND WARRANTIES OF SERVICER

Section 12.01

Due Organization and Authority.

39

Section 12.02

Ordinary Course of Business

39

Section 12.03

No Conflicts.

39

Section 12.04

Ability to Service

40

Section 12.05

Ability to Perform

40

Section 12.06

No Litigation Pending.

40

Section 12.07

No Consent Required.

40

Section 12.08

No Untrue Information

40

Section 12.09

Financial Statements

40

ARTICLE XIII

DEFAULT

Section 13.01

Events of Default

41

Section 13.02

Waiver of Defaults

42

ARTICLE XIV

MISCELLANEOUS PROVISIONS

Section 14.01

Notices

42

Section 14.02

Waivers

42

Section 14.03

Entire Agreement; Amendment

43

Section 14.04

Execution; Binding Effect

43

Section 14.05

Headings

43

Section 14.06

Applicable Law

43

Section 14.07

Relationship of Parties

43

Section 14.08

Severability of Provisions

43

Section 14.09

Recordation of Assignments of Mortgage

43

Section 14.10

Appointment and Designation of Master Servicer.

43

Section 14.11

No Personal Solicitation.

44

EXHIBITS

EXHIBIT 1

FORM OF MONTHLY REMITTANCE ADVICE

EXHIBIT 2

FORM OF CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT 3

FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 4

FORM OF ESCROW ACCOUNT CERTIFICATION

EXHIBIT 5

FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 6

LOSS MITIGATION AGREEMENT

EXHIBIT 7A

MONTHLY REMITTANCE ADVICE

EXHIBIT 7B

DATA FILE

EXHIBIT 8

TERMINATION FEE REDUCTION FRACTION

SERVICING AGREEMENT

This SERVICING AGREEMENT (the “Agreement”) is entered into as of the first day of March 2002, by and between HOUSEHOLD FINANCE CORPORATION (the “Servicer”), a Delaware corporation and LEHMAN BROTHERS BANK, FSB a federal savings bank (the “Purchaser”).

WHEREAS, the Purchaser desires to have the Servicer service the Mortgage Loans, the Servicer desires to service and administer the Mortgage Loans on behalf of the Purchaser, and the parties desire to provide the terms and conditions of such interim servicing by the Servicer.

NOW, THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01     Definitions.  All capitalized terms not otherwise defined herein have the respective meanings set forth in the Purchase Agreement.  The following terms are defined as follows (except as otherwise agreed by the parties).

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Agency Transfer:  The sale or transfer by Purchaser of some or all of the Mortgage Loans to Fannie Mae under its Cash Purchase Program or its MBS Swap Program (Special Servicing Option) or to Freddie Mac under its Freddie Mac Cash Program or Gold PC Program.

Agreement:  This agreement between the Purchaser and the Servicer for the interim servicing and administration of the Mortgage Loans.

Ancillary Income:  All fees derived from the Mortgage Loans, other than Servicing Fees and prepayment penalties, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees to the extent provided in Section 4.01, optional insurance administrative fees and all other incidental fees and charges. The Servicer shall retain all Ancillary Income as part of their servicing compensation to the extent not required to be deposited into the Custodial Account.

Appraised Value:  The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

ARM Mortgage Loan:  An adjustable rate mortgage loan.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

BPO:  A broker’s price opinion with respect to a Mortgaged Property.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to be closed.

Closing Date:  March 27, 2002.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Custodial Account:  The separate account or accounts created and maintained pursuant to Section 2.04.

Custodian:  The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement, as therein provided.

Cut-off Date:  March 22, 2002.

Determination Date:  The Remittance Date.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month following the actual Due Date.

Eligible Investments:  Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

(i)

direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

(ii)

commercial paper of the Servicer or its affiliates which is rated “P-1” by Moody’s;

(iii)

federal funds, demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated “P-1” by Moody’s Investors Service, Inc. and the long-term debt obligations of such holding company) are rated “P-1” by Moody’s Investors Service, Inc. and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least “Aa” by Moody’s Investors Service, Inc.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; provided however, that upon a Pass-through Transfer or Agency Transfer, the Eligible Investments permitted thereunder shall be those set forth in the related Reconstitution Agreement.

Escrow Account:  The separate account or accounts created and maintained pursuant to Section 2.06.

Escrow Payment:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 13.01.

Fannie Mae:  Fannie Mae, or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer pursuant to Section 2.12.

First Lien Mortgage Loan:  A Mortgage Loan secured by a first lien on the related Mortgaged Property.

FNMA Guides:  The FNMA Selling Guide and the FNMA Servicing Guide and all amendments or additions thereto.

Freddie Mac:  Freddie Mac, or any successor thereto.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies (including LPMI Policies) insuring the Mortgage Loan or the related Mortgaged Property.

Interest Rate Adjustment Date:  With respect to each ARM Mortgage Loan, the date on which an adjustment to the Mortgage Interest Rate with respect to each Mortgage Loan becomes effective.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

LPMI Loan:  A Mortgage Loan with a LPMI Policy.

LPMI Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the Servicer of the related Mortgage Loan from payments of interest made by the Mortgagor in an amount as is set forth in the related Mortgage Loan Schedule.

LPMI Fee:  With respect to each LPMI Loan, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

Mortgage File:  The items pertaining to a particular Mortgage Loan referred to in Exhibit B annexed to the Purchase Agreement, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Impairment Insurance Policy:  A mortgage impairment or blanket hazard insurance policy as described in Section 2.11.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note.

Mortgage Loan:  An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Documents:  The documents contained in the Mortgage File pertaining to each Mortgage Loan.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee.

Mortgage Loan Schedule:  A schedule of Mortgage Loans annexed hereto as Exhibit A, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Servicer’s Mortgage Loan identifying number; (2) the Mortgagor’s and Co-Mortgagor’s name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family dwelling, a PUD, a townhouse, a unit in a condominium project, or a manufactured home; (5) the number of units; (6) the original months to maturity or the remaining months to maturity from the Cut-off Date; (7) a code indicating whether the Mortgage Loan is a 6 Month Libor, 2/28, 3/27 ARM Mortgage Loan or fixed rate Mortgage Loan; (8) a code indicating the lien status on the Mortgage Loan; (9) the Loan to Value Ratio at origination; (10) the Combined Loan to Value Ratio at origination; (11) the Appraised Value; (12) the Mortgage Interest Rate as of the Cut-off Date; (13) the origination date of the Mortgage Loan; (14) the first payment date of the Mortgage Loan; (15) the stated maturity date; (16) the amount of the Monthly Payment; (17) the next Due Date of the Mortgage Loan; (18) the original principal amount of the Mortgage Loan; (19) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal actually received on or before the Cut-off Date; (20) the Mortgage Loan purpose type; (21) occupancy status of the Mortgaged Property; (22) with respect to ARM Mortgage Loans, the Index; (23) with respect to ARM Mortgage Loans, the next Interest Rate Adjustment Date; (24) with respect to ARM Mortgage Loans, the next payment adjustment date; (25) with respect to ARM Mortgage Loans, the rate adjustment period; (26) with respect to ARM Mortgage Loans, the Gross Margin; (27) with respect to ARM Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (28) the minimum Mortgage Interest Rate under the terms of the Mortgage Note; (29) the initial Periodic Rate Cap; (30) the Periodic Rate Cap; (31) with respect to ARM Mortgage Loans, the Lifetime Cap; (32) with respect to ARM Mortgage Loans, rounding; (33) with respect to ARM Mortgage Loans, the lookback; (34) the Mortgagor’s and Co-Mortgagor’s (if applicable) FICO score; (35) the Mortgage Loan documentation type; (36) the total debt to income ratio; (37) Mortgagor’s and Co-Mortgagor’s (if applicable) social security numbers; (38) the Mortgagor’s gender; (39) the combined monthly income of the Mortgagor and Co-Mortgagor; (40) a code indicating if the Mortgage Loan has a prepayment penalty; (41) a code indicating the prepayment penalty term; (42) the tax service contract provider; (43) the flood insurance provider; (44) the MIN#, if applicable; (45) a payment history and the number of times thirty, sixty, ninety days delinquent during the period that the Servicer owned the Mortgage Loan; (46) the number of Mortgagors; (47) the monthly tax and insurance payment; (48) the escrow balance as of the Cut-off Date; (49) the Mortgagor’s Mailing address (if different then the #’s above); and (50) a code indicating the method of calculation of the Prepayment Penalty. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:  (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

NOI:  A notice of intent to foreclose delivered by the Servicer to the applicable Mortgagor in compliance with applicable law.

Pass-Through Transfer:  The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly-issued and/or privately placed, rated or unrated, mortgage pass-through transaction.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

PMI Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

Pool 1 Mortgage Loan:  A first lien fixed rate Mortgage Loan, listed in Exhibit A-1 to the Purchase Agreement.

Pool 2 Mortgage Loan:  A first lien ARM Mortgage Loan, listed in Exhibit A-2 to the Purchase Agreement.

Pool 3 Mortgage Loan:  A Second Lien fixed rate Mortgage Loan, listed in Exhibit A-3 to the Purchase Agreement.

Prime Rate:  The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

Purchase Price:  The price paid on the Closing Date by the Purchaser to the Servicer in exchange for the Mortgage Loans as calculated in Section 3 of the Purchase Agreement.

Purchase Agreement:  That certain Mortgage Loan Purchase and Warranties Agreement dated as of the date hereof by and between the Purchaser and the Servicer.

Purchaser:  Lehman Brothers Bank, FSB or its successor in interest or assigns or any successor to the Purchaser under this Agreement as herein provided.

Qualified Depository:  A depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the senior unsecured debt obligations of which are rated A or better by Standard & Poor’s Corporation.

Qualified Insurer:  A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by FNMA or FHLMC.

Remittance Date:  The 5th day (or if such 5th day is not a Business Day, the first Business Day immediately following) of any month, beginning with the first Remittance Date.

REO Disposition:  The final sale by the Servicer of any REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition pursuant to Section 2.16.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 2.16.

Repurchase Price:  With respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed to the Purchaser to the date of repurchase, less amounts received, if any, plus amounts advanced, if any, by any servicer, in respect of such repurchased Mortgage Loan.

SAIF:  The Savings Association Insurance Fund, or any successor thereto.

Second Lien Mortgage Loan:  A Mortgage Loan secured by a second lien on the related Mortgaged Property.

Seller:  A Seller as defined in the Purchase Agreement.

Servicer:  Household Finance Corporation or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage and (d) compliance with the obligations under Section 2.08.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan as of the first day of such month. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed and, which amount shall be prorated for any portion of a month during which the Mortgage Loan is serviced by the Servicer pursuant to this Agreement. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 2.05.

Servicing Fee Rate:  (a) With respect to Pool 1 and Pool 2 Mortgage Loans, 0.50% and (b) with respect to Pool 3 Mortgage Loans, 0.75% per annum.

Servicing File:  With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser and copies of the Mortgage Loan Documents listed on Exhibit B to the Purchase Agreement.

Servicing Officer:  Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Purchaser upon request, as such list may from time to time be amended.

Servicing Rights:  Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Servicer for servicing the Mortgage Loans; (c) any late fees, penalties or similar payments with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Servicer thereunder; (e) Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Servicer with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

Stated Principal Balance:  As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

Subservicer:  Any Subservicer which is subservicing the Mortgage Loans pursuant to a Subservicing Agreement. Any subservicer shall meet the qualifications set forth in Section 2.01.

Subservicing Agreement:  An agreement between the Servicer and a Subservicer for the servicing of the Mortgage Loans.

Termination Date:  With respect to any Mortgage Loan, the date on which the Purchaser, or its designee, shall receive the transfer of servicing responsibilities and begin to perform the servicing of the Mortgage Loans, and the Servicer shall cease all servicing responsibilities pursuant to Article 6 hereof.

Termination Fee:  With respect to any Mortgage Loan any amount equal to the applicable Termination Fee Rate multiplied by the outstanding principal balance of the terminated Mortgage Loans as of the date of such termination

Termination Fee Rate:  An amount equal to the sum of (a) 0.40% plus (b) a percentage equal to 0.40% multiplied by the Termination Fee Reduction Fraction.

Termination Fee Reduction Fraction:  With respect to any Mortgage Loan, the applicable fraction set forth on Exhibit 8 hereto.

ARTICLE II

SERVICING

Section 2.01     Servicer to Act as Servicer.  The Servicer, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Servicer has obtained the prior written consent of the Purchaser, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. The Servicer may waive a prepayment penalty only if such prepayment penalty (i) relates to a defaulted Mortgage Loan (defined as 61 days or more delinquent), and such waiver would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of the prepayment penalty, (ii) if the prepayment is not a result of a refinance by the Servicer or any of its affiliates and a default under the Mortgage Loan is reasonably foreseeable and such waiver would maximize recovery of total proceeds taking into account the amount of the prepayment penalty or (iii) if the prepayment is not a result of a refinance by the Servicer or any of its affiliates and the Servicer and the Purchaser mutually agree to waive the prepayment penalty in compliance with responsible lending practices. If the Servicer waives a prepayment penalty for any other reason, the Servicer will deposit in the Custodial Account from its own funds, the amount of the waived prepayment penalty.  Servicer shall have no right to reimbursement for such amount.  In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 2.04, the difference between (a) such month’s principal and one month’s interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.  The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 2.05.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  If reasonably required by the Servicer, the Purchaser shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser’s reliance on the Servicer.

The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans.  No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof.  For the purposes of this Agreement, Servicer shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the Servicer has been notified of such transfers as provided in this Section 2.01. This Agreement shall be binding upon and inure to the benefit of the Purchaser and Servicer and their permitted successors, assignees and designees.

The Mortgage Loans may be subserviced by a Subservicer on behalf of the Servicer provided that the Subservicer shall either be (a) a Seller, (b) an affiliate of the Servicer approved by the Purchaser or (c) a Fannie Mae-approved lender or a Freddie Mac seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by Fannie Mae or for seller/servicers imposed by Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. The Servicer may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of the Subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Servicer. The Servicer shall pay all fees and expenses of the Subservicer from its own funds, and the Subservicer’s fee shall not exceed the Servicing Fee.

At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of the Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer’s option, from electing to service the related Mortgage Loans itself. In the event that the Servicer’s responsibilities and duties under this Agreement are terminated pursuant to Article 6, Section 10.04 or Section 13.01, and if requested to do so by the Purchaser, the Servicer shall at its own cost and expense terminate the rights and responsibilities of the Subservicer as soon as is reasonably possible. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the Subservicer from the Servicer’s own funds without reimbursement from the Purchaser.

Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and the Subservicer or any reference herein to actions taken through the Subservicer or otherwise, the Servicer shall not be relieved of its obligations to the Purchaser and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into an agreement with the Subservicer for indemnification of the Servicer by the Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving the Subservicer shall be deemed to be between the Subservicer and Servicer alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the Subservicer including no obligation, duty or liability of Purchaser to pay the Subservicer’s fees and expenses. For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when the Subservicer has received such payment.

Section 2.02     Liquidation of Mortgage Loans.  The Servicer shall use its best efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 2.01.  The Servicer shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property.  In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 2.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Servicer shall determine prudently to be in the best interest of the Purchaser, and (4) is consistent with any related LPMI Policy.  In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 2.01 and remains delinquent for a period of ninety (90) days or any other default continues for a period of ninety (90) days beyond the expiration of any grace or cure period, the Servicer shall commence foreclosure proceedings, provided that prior to commencing foreclosure proceedings, the Servicer shall notify the Purchaser in writing of the Servicer’s intention to do so.  The Servicer shall notify the Purchaser in writing of the commencement of foreclosure proceedings on a monthly basis no later than the fifth Business Day of each month.  In such connection, the Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 2.05.

Notwithstanding the generality of the preceding paragraph, the Servicer shall take the following steps at approximately the time intervals indicated below with respect to each Mortgagor for which there is a delinquency until such time as such Mortgagor is current with all payments due under the Mortgage Loan:

(a)

Seven (7) to Ten (10) calendar days prior to the first Due Date:  The Servicer shall place a welcome call to the Mortgagor;

(b)

Three (3) to Five (5) Business Days following the Due Date:  With respect to Mortgage Loans seasoned less than six months, the Servicer shall initiate a telephone call to each Mortgagor who is delinquent with their Monthly Payment informing them of the delinquency.  The Servicer shall also mail each Mortgagor who is delinquent with their Monthly Payment a notice reminding the Mortgagor of such delinquency;

(c)

Seven (7) to Ten (10) Business Days following the Due Date:  With respect to Mortgage Loans seasoned more than six months, the Servicer shall initiate a telephone call to each Mortgagor who is delinquent with their Monthly Payment informing them of the delinquency.  The Servicer shall also mail each Mortgagor who is delinquent with their Monthly Payment a notice reminding the Mortgagor of such delinquency;

(d)

Ten (10) Business Days following the Due Date:  The Servicer shall make a second telephone call to each Mortgagor regarding the delinquency and on and after the expiration of the grace period (Fifteen (15) calendar days following the Due Date) shall make a telephone call to each Mortgagor regarding the delinquency every two to three days or until cure arrangements are made;

(e)

For each Mortgage Loan for which a payment with non-sufficient funds is made or for which there is a broken promise to pay, the Servicer will call the related Mortgagor within 48 hours;

(f)

Thirty (30) calendar days following the Due Date:  The Servicer shall, in addition to the regularly scheduled statement, mail to each Mortgagor another past due notice;

(g)

Forty-five (45) calendar days following the Due Date, the Servicer shall cause a drive-by inspection to be conducted on each Mortgaged Property in accordance with Accepted Servicing Practices;

(h)

Between thirty (30) and fifty (50) calendar days following the Due Date:  The Servicer shall contact the holder of the first lien to determine the lien position of the Purchaser;

(i)

Sixty (60) calendar days following the Due Date:  The Servicer shall notify the loss mitigation department of the Purchaser of the delinquency.

(j)

Not later than sixty-two (62) calendar days following the Due Date:  The Servicer shall send to each Mortgagor by certified mail and by regular mail a NOI.

(k)

Seventy-five (75) calendar days following the Due Date:  The Servicer shall send a loss mitigation solicitation letter to the Mortgagor;

(l)

Ninety (90) calendar days following the Due Date:  The Servicer shall order a property evaluation in the form of a BPO;

(m)

Upon expiration of the NOI:  The Servicer shall refer the Mortgage Loan for foreclosure if no payment arrangements are in place and loss mitigation offers are exhausted;

(n)

Once foreclosure is recommended and approved, the loan will be referred to an attorney within 72 hours;

(o)

The Servicer shall place loss mitigation calls on all foreclosure accounts no less than once a month; and

(p)

On or about the one hundred twentieth calendar day after the Due Date:  The Servicer shall choose to commence foreclosure proceedings on the related Mortgage Loan or charge off the Mortgage Loan and explore other means of recovering the delinquent amount.

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector. Upon completion of the inspection, the Servicer shall promptly provide the Purchaser with a written report of the environmental inspection.

After reviewing the environmental inspection report, the Purchaser shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 2.05 hereof. In the event the Purchaser directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 2.05 hereof.

Section 2.03     Collection of Mortgage Loan Payments.  Continuously from the date hereof until the Termination Date the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 2.04     Establishment of and Deposits to Custodial Account.  The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled “Household Finance Corporation in trust for Lehman Brothers Bank, FSB, Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2002-1 and various Mortgagors”.  The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser.  Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law.  Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 2.05.  The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 2 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 3 hereto, in the case of an account held by a depository other than the Servicer.  A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer after the Cut-off Date:

(i)

all payments on account of principal on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)

all Liquidation Proceeds;

(iv)

all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.14), Section 2.11 and Section 2.15;

(v)

all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.14;

(vi)

any amount required to be deposited in the Custodial Account pursuant to Section 2.01, 2.09, 2.16, 4.01, or  4.02;

(vii)

any amount received with respect to prepayment penalties;

(viii)

any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to the terms of the Purchase Agreement; and

(ix)

any amounts required to be deposited by the Servicer pursuant to Section 2.10 in connection with the deductible clause in any blanket hazard insurance policy.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of assumption fees, to the extent permitted by Section 4.01, need not be deposited by the Servicer into the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 2.05.

Section 2.05     Permitted Withdrawals From Custodial Account.  The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(i)

to make payments to the Purchaser in the amounts and in the manner provided for in Section 3.01;

(ii)

to reimburse itself for unreimbursed Servicing Advances, any unpaid Servicing Fees and for unreimbursed advances of Servicer funds made pursuant to Section 2.16, the Servicer’s right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Purchaser except that, where the Servicer is required to repurchase a Mortgage Loan pursuant to the terms of the Purchase Agreement or Section 4.02 of this Agreement, the Servicer’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(iii)

to pay itself interest on funds deposited in the Custodial Account;

(iv)

to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 4.03;

(v)

to clear and terminate the Custodial Account upon the termination of this Agreement; and

(vi)

to withdraw funds deposited in error.

In the event that the Custodial Account is interest bearing, on each Remittance Date, the Servicer shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 3.01, the Servicer is not obligated to remit on such Remittance Date.  The Servicer may use such withdrawn funds only for the purposes described in this Section 2.05.

Section 2.06     Establishment of and Deposits to Escrow Account.  The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, “Household Finance Corporation, in trust for Lehman Brothers Bank FSB, Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2002-1 and various Mortgagors”.  The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder.  Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 2.07.  The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit 4 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 5 hereto, in the case of an account held by a depository other than the Servicer.  A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

(i)

all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)

all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 2.07.  The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor.  To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 2.07     Permitted Withdrawals From Escrow Account.  Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)

to reimburse the Servicer for any Servicing Advance made by the Servicer pursuant to Section 2.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)

to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

(iv)

for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)

for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 2.14;

(vi)

to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii)

to clear and terminate the Escrow Account on the termination of this Agreement; and

(viii)

to withdraw funds deposited in error.

Section 2.08     Payment of Taxes, Insurance and Other Charges.

(a)

With respect to each Mortgage Loan which provides for Escrow Payments, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) (“Property Charges)” and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments, and such payments

(b)

To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall make advances from its own funds to effect payment of all Property Charges upon receipt of notice of any failure to pay on the part of the Mortgagor, or at such other time as the Servicer determines to be in the best interest of the Purchaser, provided, that in any event the Servicer shall pay such charges on or before the earlier of (a) any date by which payment is necessary to preserve the lien status of the Mortgage or (b) the date which is ninety days after the date on which such charges first became due.  The Servicer shall pay any late fee or penalty which is payable due to any delay in payment of any Property Charge after the earlier to occur of (a) the date on which the Servicer receives notice of the failure of the Mortgagor to pay such Property Charge or (b) the date which is ninety days after the date on which such charges first became due.

(c)

Notwithstanding anything set forth in clauses (a) and (b) above, in no event shall the Servicer be obligated to make an advance under this section 2.08 if at the time of such advance it deems such advance to be non-recoverable. Upon determining that any advance is non-recoverable, the Servicer shall promptly deliver an officer’s certificate to the Purchaser setting forth the reason for such determination.

Section 2.09     Protection of Accounts.  The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time.  Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be withheld unreasonably.

The Servicer shall bear any expenses, losses or damages sustained by the Purchaser because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments;  provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the “Insured Amount”) the Servicer shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account.  Any such Eligible Investment shall mature no later than the Determination Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date.  Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Purchaser.  All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized.

Section 2.10     Maintenance of Hazard Insurance.  With respect to First Lien Mortgage Loans, the Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer conforming to the requirements of Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such First Lien Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the First Lien Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier conforming to the requirements of Fannie Mae and Freddie Mac in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.  If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the FNMA Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within sixty (60) days after such notification, the Servicer shall immediately initiate the process of force placing the required flood insurance on the Mortgagor’s behalf.

With respect to First Lien Mortgage Loans, if a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current FNMA requirements, and secure from the owner’s association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

The Servicer shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

In the event that the Purchaser or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor’s attention the desirability of protection of the Mortgaged Property.

All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or New York mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies conform to the requirements of Fannie Mae and Freddie Mac and are licensed to do business in the jurisdiction in which the Mortgaged Property is located.  The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.  The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

Pursuant to Section 2.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer’s normal servicing procedures as specified in Section 2.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.

Notwithstanding anything set forth in the preceding paragraph, the Servicer agrees to indemnify the Purchaser for any claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Mortgagor (or the Servicer) to maintain hazard insurance or flood insurance with respect to the related Mortgaged Property which complies with the requirements of this section.

Section 2.11     Maintenance of Mortgage Impairment Insurance.  In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 2.10 and otherwise complies with all other requirements of Section 2.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.10.  Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.  Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 2.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer’s funds, without reimbursement therefor.  Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Purchaser.

Section 2.12     Maintenance of Fidelity Bond and Errors and Omissions Insurance.  The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (“Servicer Employees”).  Any such Fidelity Bond and Errors and Omissions Insurance Policy shall have coverage at least as broad as the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees.  Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 2.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to $100,000,000.  Upon the request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Purchaser.

Section 2.13     Inspections.  The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved.  In addition, if any Mortgage Loan is more than 60 days delinquent, the Servicer immediately shall inspect the Mortgaged Property (provided that if the Servicer is in communication with the Mortgagor with respect to bringing the Mortgage Loan current the Servicer shall conduct inspections in accordance with Accepted Servicing Practices) and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer.  The Servicer shall keep a written report of each such inspection.

Section 2.14     Restoration of Mortgaged Property.  The Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices.  At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)

the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)

the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(iii)

the Servicer shall verify that the Mortgage Loan is not in default; and

(iv)

pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

If the Purchaser is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Section 2.15     Maintenance of LPMI Policy; Claims.

(a)

With respect to LPMI Loans, if any, the Servicer shall maintain in full force and effect an LPMI Policy insuring that portion of the Mortgage Loan in excess of 60% (or such other percentage as stated in the related Mortgage Loan Schedule) of value, until the LTV of such Mortgage Loan is reduced to 60%. Any such advance shall be a Servicing Advance subject to reimbursement pursuant to the provisions on Section 2.05. If the insurer shall cease to be a Qualified Insurer, the Servicer shall determine whether recoveries under the LPMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Servicer shall in no event have any responsibility or liability for any failure to recover under the LPMI Policy for such reason.  If the Servicer determines that recoveries are so jeopardized, it shall notify the Purchaser, and obtain from another Qualified Insurer a replacement insurance policy.  The Servicer shall not take any action which would result in noncoverage under any applicable LPMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In the event that such LPMI Policy shall be terminated as a result of the Servicer’s actions, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated LPMI Policy, at the same fee level. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.01, the Servicer shall promptly notify the insurer under the related LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such LPMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such LPMI Policy. If such LPMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement LPMI Policy as provided above.

(b)

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any LPMI Policy in a timely fashion in accordance with the terms of such LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any LPMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 2.04, any amounts collected by the Servicer under any LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 2.05.

(c)

Purchaser, in its sole discretion, at any time, may (i) either obtain an additional LPMI Policy on any Mortgage Loan which already has a LPMI Policy in place, or (ii) obtain an LPMI Policy for any Mortgage Loan which does not already have a LPMI Policy in place.  In any event, the Servicer agrees to administer such LPMI Policies in accordance with the Agreement or any Reconstitution Agreement.

Section 2.16     Title, Management and Disposition of REO Property.  In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser or its designee. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

The Servicer shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Purchaser.

The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Purchaser shall be entered into with respect to such purchase money mortgage.

The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to Section 3.03, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.10 and the fees of any managing agent of the Servicer, a Subservicer, or the Servicer itself. The REO management fee shall be an amount that is reasonable and customary in the area where the Mortgaged Property is located. The Servicer shall make monthly distributions on each Remittance Date to the Purchasers of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 2.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Notwithstanding the foregoing, at any time and from time to time, the Purchaser may at its election terminate this Agreement with respect to one or more REO Properties as provided by Section 6.03.

Section 2.17     Real Estate Owned Reports.  Together with the statement furnished pursuant to Section 2.18, the Servicer shall furnish to the Purchaser on or before the 10th day of each month a statement (which shall be in a form mutually acceptable to the Purchaser and the Servicer) with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.  That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

Section 2.18     Liquidation Reports.  Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Purchaser a liquidation report (which shall be in a form mutually acceptable to the Purchaser and the Servicer) with respect to such Mortgaged Property.

Section 2.19     Notification of Adjustments.  With respect to each Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments.  The Servicer shall promptly, upon written request therefor, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Servicer or the receipt of notice from the Purchaser that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Purchaser thereby.

Section 2.20     Reports of Foreclosures and Abandonments of Mortgaged Property.  Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

ARTICLE III

PAYMENTS TO PURCHASER

Section 3.01     Remittances.  On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the preceding month (net of charges against or withdrawals from the Custodial Account pursuant to Section 2.05), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Section 2.03.

With respect to any remittance received by the Purchaser after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Section 3.02     Statements to Purchaser.  Not later than the fifth Business Day of each month, the Servicer shall furnish to the Purchaser or its designee a monthly remittance advice in the form of Exhibit 7A hereto or such other form as shall be required by the Purchaser and a data file containing the fields on Exhibit 7B hereto as to the accompanying remittance and the period ending on the last day of the previous month.

In addition, not more than 60 days after the end of each calendar year, commencing December 31, 2002, the Servicer shall furnish to each Person who was a Purchaser of the Mortgage Loans at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

Beginning with calendar year 2003, the Servicer shall prepare and file any and all tax returns, information statements or other filings for the tax year 2003 and subsequent tax years required to be delivered to any governmental taxing authority or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.

Section 3.03     Principal and Interest Advances by Servicer.  The Servicer shall have no obligation to advance any amounts constituting delinquent principal and interest payments.

Section 3.04     Due Dates Other Than the First of the Month.  Mortgage Loans having Due Dates other than the first day of a month, including Mortgage Loans requiring semi-annual amortization of principal, shall be accounted for as described in this Section 3.04. Any payment due on a day other than the first day of each month shall be considered due on the first day of the month following that in which that payment is due as if such payment were due on the first day of said month. For example, a payment due on August 15 shall be considered to be due on September 1. With respect to a Mortgage Note permitting semi-annual amortization of principal, the Servicer shall be required to remit monthly scheduled principal and interest based on a monthly amortization schedule.  Notwithstanding anything set forth above, upon a Pass-Through Transfer or Agency Transfer, with respect to each Mortgage Loan which is removed from this agreement on the related Reconstitution Date, upon receipt of any amounts with respect to the payment due in the month of the removal, the Servicer shall allocate the amount received between the Purchaser and the subsequent owner of the Mortgage Loan based on the number of days such party owned the Mortgage Loan.

ARTICLE IV

GENERAL SERVICING PROCEDURES

Section 4.01     Transfers of Mortgaged Property.  The Servicer shall use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note.  When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related LPMI Policy, if any.

If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.  If an assumption fee is collected by the Servicer for entering into an assumption agreement, a portion of such fee, up to an amount equal to one-half of one percent (0.5%) of the outstanding principal balance of the related Mortgage Loan, will be retained by the Servicer as additional servicing compensation, and any portion thereof in excess of one-half of one percent (0.5%) shall be deposited in the Custodial Account for the benefit of the Purchaser.  In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by the Servicer, its affiliates or FNMA with respect to underwriting mortgage loans of the same type as the Mortgage Loans.  If the credit of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 4.02     Satisfaction of Mortgages and Release of Mortgage Files.  Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 3.02, and may request the release of any Mortgage Loan Documents from the Purchaser in accordance with this Section 4.02 hereof.

If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Servicer shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser.  The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 2.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 4.03     Servicing Compensation.  As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments collected by the Servicer.

Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 4.04     Annual Statement as to Compliance.  The Servicer shall deliver to the Purchaser, on or before March 31 each year beginning March 31, 2003, and on the Termination Date an Officer’s Certificate, stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer’s supervision, and (ii) the Servicer has complied fully with the provisions of Article II and Article IV, and (iii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

Section 4.05     Annual Independent Public Accountants’ Servicing Report.  On or before March 31st of each year beginning March 31, 2003, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and this Agreement and that such firm is of the opinion that the provisions of Article II and Article III have been complied with, and that, on the basis of such examination conducted substantially in compliance with the audit guide for audits of non-supervised mortgagees approved by the Department of Housing and Urban Development for use by independent public accountants (to the extent that such procedures in such audit guide are applicable to the servicing obligations set forth in this Agreement), nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.  Notwithstanding anything set forth in this section, following the related Reconstitution Date, the annual independent public accountant’s servicing report shall be done in accordance with the standards set forth in the related Reconstitution Agreement.

Section 4.06     Right to Examine Servicer Records.  The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

ARTICLE V

SERVICER TO COOPERATE

Section 5.01     Provision of Information.  During the term of this Agreement, the Servicer shall furnish to the Purchaser such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser or the purposes of this Agreement.  All such reports or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

The Servicer shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 5.02     Financial Statements; Servicing Facilities.  In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Servicer for the most recently completed three fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations.  The Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Servicer (and are available upon request to members or stockholders of the Servicer or to the public at large).  If it has not already done so, the Servicer shall furnish promptly to the Purchaser copies of the statement specified above.

The Servicer shall make available to the Purchaser or any prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer, and to permit any prospective Purchaser to inspect the Servicer’s servicing facilities for the purpose of satisfying such prospective Purchaser that the Servicer have the ability to service the Mortgage Loans as provided in this Agreement.

ARTICLE VI

TERMINATION

Section 6.01     Damages.  The Purchaser shall have the right at any time to seek and recover from the Servicer any damages or losses suffered by it as a result of any failure by the Servicer to observe or perform any duties, obligations, covenants or agreements herein contained.

Section 6.02     Termination.  This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Servicer and the Purchaser in writing.

Section 6.03     Termination Without Cause.  The Purchaser may terminate, at its sole option, the Servicer’s right and obligation to service the Mortgage Loans hereunder, without cause, as provided in this Section 6.03. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail as provided in Section 14.01.

In the event the Purchaser terminates the Servicer without cause with respect to some or all of the Mortgage Loans, the Purchaser shall be required to pay to the Servicer the Termination Fee.

Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 90 days or more (a “Delinquent Mortgage Loan”) or (ii) a Mortgage Loan becomes an REO Property, the Purchaser may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property without payment of a termination fee therefor, upon 15 days’ written notice to the Servicer.

Upon any termination without cause, the Purchaser or the Purchaser’s designee shall reimburse the Servicer for any unreimbursed servicing advances.

ARTICLE VII

TRANSFER OF SERVICING.

On the Termination Date, the Purchaser, or its designee, shall assume all servicing responsibilities related to, and the Servicer shall cease all servicing responsibilities related to, the Mortgage Loans. The Termination Date shall be the date set forth in Article 6 hereof.

On or prior to the Termination Date the Servicer shall, at its sole cost and expense take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to the Purchaser, or its designee, including but not limited to the following:

(a)

Notice to Mortgagors. The Servicer shall mail to the Mortgagor of each Mortgage a letter advising the Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Purchaser, or its designee; in accordance with the Cranston Gonzales National Affordable Housing Act of 1990 provided, however, the content and format of the letter shall have the prior approval of the Purchaser. The Servicer shall provide the Purchaser with copies of all such notices no later than the Termination Date.

(b)

Notice to Taxing Authorities and Insurance Companies. The Servicer shall transmit to the applicable tax services, taxing authorities and insurance companies (including primary mortgage insurance policy insurers and flood insurance insurers, if applicable) and/or agents, notification of the transfer of the servicing to the Purchaser, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Purchaser from and after the Termination Date. The Servicer shall provide the Purchaser with copies of all such notices no later than the Termination Date.

(c)

Delivery of Servicing Records. The Servicer shall forward to the Purchaser, or its designee, all servicing records and the Servicing File in the Servicer’s possession relating to each Mortgage Loan including the information enumerated in the Servicing Agreement.

(d)

Escrow Payments. The Servicer shall provide the Purchaser, or its designee, with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the Mortgage Loans. The Servicer shall provide the Purchaser with an accounting statement of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Purchaser to reconcile the amount of such payment with the accounts of the Mortgage Loans. Additionally, the Servicer shall wire transfer to the Purchaser the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Servicer.

(e)

Payoffs and Assumptions. The Servicer shall provide to the Purchaser, or its designee, copies of all assumption and payoff statements generated by the Servicer on the Mortgage Loans from the Cut-off Date to the Termination Date.

(f)

Mortgage Payments Received Prior to Termination Date. Prior to the Termination Date all payments received by the Servicer on each Mortgage Loan shall be properly applied by the Servicer to the account of the particular Mortgagor.

(g)

Mortgage Payments Received After Termination Date. The amount of any Monthly Payments received by the Servicer after the Termination Date shall be forwarded to the Purchaser by overnight mail on the date of receipt. The Servicer shall notify the Purchaser of the particulars of the payment, which notification requirement shall be satisfied if the Servicer forwards with its payment sufficient information to permit appropriate processing of the payment by the Purchaser. The Servicer shall assume full responsibility for the necessary and appropriate legal application of Monthly Payments received by the Servicer after the Termination Date with respect to Mortgage Loans then in foreclosure or bankruptcy; provided, for purposes of this Agreement, necessary and appropriate legal application of such Monthly Payments shall include, but not be limited to, endorsement of a Monthly Payment to the Purchaser with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions.

(h)

Misapplied Payments. Misapplied payments shall be processed as follows:

(i)

All parties shall cooperate in correcting misapplication errors;

(ii)

The party receiving notice of a misapplied payment occurring prior to the Termination Date and discovered after the Termination Date shall immediately notify the other party;

(iii)

If a misapplied payment which occurred prior to the Termination Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, the Servicer shall be liable for the amount of such shortage. The Servicer shall reimburse the Purchaser for the amount of such shortage within thirty (30) days after receipt of written demand therefor from the Purchaser;

(iv)

If a misapplied payment which occurred prior to the Termination Date has created an improper Purchase Price as the result of an inaccurate outstanding principal balance, a check shall be issued to the party shorted by the improper payment application within five (5) Business Days after notice thereof by the other party;

(v)

Any check issued under the provisions of this Section 7(h) shall be accompanied by a statement indicating the corresponding Servicer and/or the Purchaser Mortgage Loan identification number and an explanation of the allocation of any such payments.

(i)

Books and Records. On the Termination Date, the books, records and accounts of the Servicer with respect to the Mortgage Loans shall be in accordance with all applicable Purchaser requirements.

(j)

Reconciliation. The Servicer shall, on or before the Termination Date, reconcile principal balances and make any monetary adjustments required by the Purchaser. Any such monetary adjustments will be transferred between the Servicer and the Purchaser as appropriate.

(k)

IRS Forms. The Servicer shall prepare and file all IRS forms 1098, 1099 and other applicable forms and reports which are required to be filed with respect to the period prior to the Termination Date in relation to the servicing and ownership of the Mortgage Loans. The Servicer shall provide copies of such forms to the Purchaser upon request and shall reimburse the Purchaser for any costs or penalties incurred by the Purchaser due to the Servicer’s failure to comply with this paragraph. The Purchaser or the Purchaser’s designee shall prepare and file all such reports with respect to any period commencing on or after the Termination Date.

(l)

Tax Service Contracts. With respect to each Mortgage Loan for which there is a tax service contract with an Approved Tax Service Contract Provider in effect on the related Termination Date, the Servicer shall assign such Tax Service Contract to the Purchaser or the Purchaser’s designee.  In the event that the Servicer is unable to assign the Tax Service Contract to the Purchaser or the Purchaser’s designee, the Servicer shall purchase a Tax Service Contract and assign the same to the Purchaser or the Purchaser’s designee.

ARTICLE VIII

AGENCY TRANSFER; PASS-THROUGH TRANSFER

Section 8.01     Removal of Mortgage Loans from Inclusion Under this Agreement Upon an Agency Transfer, a Pass-Through Transfer or a Whole Loan Transfer on One or More Reconstitution Dates.  The Purchaser and the Servicer agree that with respect to some or all of the Mortgage Loans, from time to time the Purchaser shall:

(1)

Effect an Agency Transfer, and/or

(2)

Effect a Pass-Through Transfer,

in each case retaining the Servicer as the servicer thereof, or as applicable the “seller/servicer”, to service the Mortgage Loans on a “scheduled/scheduled” basis. On the related Reconstitution Date, the Mortgage Loans transferred shall cease to be covered by this Agreement, except with respect to the right of the Purchaser to cause a transfer of the servicing responsibilities with respect to the Mortgage Loans in accordance with Section 8.02 hereof.

(a)

The Servicer shall cooperate with the Purchaser in connection with any Agency Transfer or Pass-Through Transfer contemplated by the Purchaser pursuant to this Section 8.01.  In that connection, the Servicer shall

(i)

execute any Reconstitution Agreement within a reasonable period of time after receipt of any Reconstitution Agreement which time shall be sufficient for the Servicer and Servicer’s counsel to review such Reconstitution Agreement, but such time shall not exceed ten (10) Business Days after such receipt; in the case of any Agency Transfer, the Reconstitution Agreements shall be those customarily employed by Fannie Mae or Freddie Mac for transactions of such nature. Such Reconstitution Agreement shall require the Servicer to (a) advance for delinquent principal and interest payment, (b) pay prepayment interest shortfall amounts, (c) make remittances on the 18th day of each month based on a due period from the 2nd calendar day of the previous month through the first day of the month of the remittance date, and (d) remit premium payments with respect to any LPMI Policy to the related insurer;

(ii)

to cooperate fully with the Purchaser, Fannie Mae, Freddie Mac, the trustee or a third party purchaser and any prospective purchaser, as applicable, at the Purchaser’s expense, with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, Fannie Mae, Freddie Mac, bond insurers, loss mitigation advisors and such other parties, as applicable, as the Purchaser shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information contained in the Mortgage Loan Schedule including any diskette or other related data tapes provided as reasonably requested by such purchasers;

(iii)

 to negotiate and execute one or more loss mitigation advisory agreements between the Servicer and any loss mitigation advisor designated by the Purchaser in its sole discretion containing provisions comparable to those referred to in Exhibit 6 hereto;

(iv)

 to deliver to the Purchaser and to any Person designated by the Purchaser (a) for inclusion in any prospectus or other offering material such publicly available information regarding the Servicer, its financial condition and its mortgage loan delinquency, foreclosure and loss experience (i.e. number of loans, aggregate balance, number of delinquent loans, percentage of delinquent loans, number of charge-off loans, aggregate charged-off loan balance, percentage of charged-of loan) and any additional information reasonably required to document the related Pass-Through Transfer or Agency Transfer, (b) any similar non-public, unaudited financial information (which the Purchaser may, at its option and at its cost, have audited by certified public accountants) and such other information as is reasonably requested by the Purchaser and which the Servicer is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser and its affiliates for material misstatements contained in such information, and (c) such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Servicer pursuant to clause (a) above as shall be reasonably requested by the Purchaser;  and

(v)

 to provide, on an ongoing basis from information obtained through its servicing of the Mortgage Loans, any information necessary to enable the “tax matters person” for any REMIC in a Pass-Through Transfer, including any master servicer or trustee acting in such capacity, to perform its obligations in accordance with applicable law and customary secondary mortgage market standards for securitized transactions.

(b)

The Servicer shall provide to the Purchaser or issuer, as the case may be, and any other participants in such Agency Transfer or Pass-Through Transfer, (i) any and all information with respect to itself, its servicing portfolio or the Mortgage Loans and appropriate verification of information which may be reasonably available to the Servicer, whether through letters of its auditors and counsel or otherwise, as the Purchaser or any such other participant shall request upon reasonable demand and (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by Fannie Mae, Freddie Mac, the trustee, such third party purchaser, any master servicer, any rating agency or the Purchaser, as the case may be, in connection with such transactions.

(c)

In the event the Purchaser has elected to have the Servicer hold record title to the Mortgages, prior to a Reconstitution Date the Servicer shall prepare an Assignment of Mortgage in blank from the Purchaser, acceptable to Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, for each Mortgage Loan that is part of an Agency Transfer or Pass-Through Transfer and shall pay all preparation and recording costs associated therewith. The Servicer shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, upon the Servicer’s receipt thereof.

All Mortgage Loans not sold or transferred pursuant to an Agency Transfer, Pass-Through Transfer or Whole Loan Transfer and any and all Mortgage Loans repurchased by the Purchaser pursuant to Section 8.03 below with respect to an Agency Transfer, Pass-Through Transfer or Whole Loan Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

Section 8.02     Transfer of Servicing Following Reconstitution.  Following a reconstitution of Mortgage Loans, the Purchaser shall have the right, in its sole discretion, to cause the Servicer at any time under any Reconstitution Agreement to transfer the servicing responsibilities and duties associated therewith to the Purchaser or any designee of the Purchaser; provided, however, that the Purchaser shall provide the Servicer with 30 days prior written notice and shall pay to the Servicer a Termination Fee identical to the “termination without cause fee” structure set forth in Article 6 and provided further that such transfer shall be subject to the approval of Fannie Mae or Freddie Mac, as the case may be, with respect to Agency Transfers, the trustee, master servicer or rating agency with respect to Pass-Through Transfers or any relevant third party purchaser with respect to Whole Loan Transfers.  The Servicer agrees to cooperate with the Purchaser in such transfer of servicing responsibilities.

Section 8.03     Purchaser’s Repurchase and Indemnification Obligations.  Upon receipt by the Servicer of notice from Fannie Mae, Freddie Mac or other such third party purchaser of a breach of any Purchaser representation or warranty contained in any Reconstitution Agreement or a request by Fannie Mae, Freddie Mac, the trustee or such third party purchaser, as the case may be, for the repurchase of any Mortgage Loan transferred to Fannie Mae or Freddie Mac pursuant to an Agency Transfer or to a trustee pursuant to a Pass-Through Transfer or to a third party purchaser pursuant to a Whole Loan Transfer, the Servicer shall promptly notify the Purchaser of same and shall, at the direction of the Purchaser, use its Best Efforts to cure and correct any such breach and to satisfy the requests or concerns of Fannie Mae, Freddie Mac, the trustee or the third party purchaser related to such deficiencies of the related Mortgage Loans transferred to Fannie Mae, Freddie Mac, the trustee or other such third party purchaser, as applicable.

The Purchaser shall repurchase from the Servicer any Mortgage Loan transferred to Fannie Mae or Freddie Mac pursuant to an Agency Transfer or to a trustee pursuant to a Pass-Through Transfer or to a third party purchaser pursuant to a Whole Loan Transfer with respect to which the Servicer has been required by Fannie Mae, Freddie Mac, the trustee or such third party purchaser, as applicable, to repurchase due to a breach of a representation or warranty made by the Purchaser with respect to the Mortgage Loans, or the servicing thereof prior to the transfer date to Fannie Mae, Freddie Mac, the trustee or any third party purchaser, as applicable,  in any Reconstitution Agreement and not due to a breach of the Servicer’s obligations thereunder or pursuant to this Agreement.  The repurchase price to be paid by the Purchaser to the Servicer shall equal that repurchase price paid by the Servicer to Fannie Mae, Freddie Mac, or the third party purchaser, as applicable, plus all reasonable costs and expenses borne by the Servicer in connection with the cure of said breach of a representation or warranty made by the Purchaser and in connection with the repurchase of such Mortgage Loan from Fannie Mae, Freddie Mac, the trustee or the third party purchaser, as applicable, including, but not limited to, reasonable and necessary attorneys’ fees.

At the time of repurchase, the Custodian and the Servicer shall arrange for the reassignment of the repurchased Mortgage Loan to the Purchaser according to the Purchaser’s instructions and the delivery to the Custodian of any documents held by Fannie Mae, Freddie Mac, the trustee or other relevant third party purchaser with respect to the repurchased Mortgage Loan pursuant to the related Reconstitution Agreement.  In the event of a repurchase, the Servicer shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase has taken place, and amend the Mortgage Loan Schedule to reflect the addition of the repurchased Mortgage Loan to this Agreement.  In connection with any such addition, the Servicer and the Purchaser shall be deemed to have made as to such repurchased Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such repurchase.

Section 8.04     Additional Indemnification by the Servicer; Third Party Claims.  The Servicer shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 8.01. The Servicer shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or any Reconstitution Agreement or the Mortgage Loans, shall promptly notify Fannie Mae, Freddie Mac, the trustee or other relevant third party, as applicable,  with respect to any claim made by a third party with respect to any Reconstitution Agreement, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim and follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer’s indemnification pursuant to Section 10.01, or the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement.  In the event a dispute arises between the Servicer and the Purchaser with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney’s fees and other costs and expenses related to the adjudication of said dispute.

Section 8.05     Transfer Of Servicing.

In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the provisions of this Agreement, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed by the Purchaser. The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.  Upon transfer of servicing to a successor servicer, the Purchaser shall reimburse the Servicer for all outstanding Servicing Advances.

ARTICLE IX

BOOKS AND RECORDS

Section 9.01     Possession of Servicing Files Prior to the Termination Date.  Prior to the Termination Date, the contents of each Servicing File are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof.  The Servicer shall maintain in the Servicing File a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Purchaser.  The possession of the Servicing File by the Servicer is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, pursuant to this Agreement, and such retention and possession by the Servicer is in its capacity as Servicer only and at the election of the Purchaser.  The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Servicer’s servicing of the Mortgage Loans pursuant to this Agreement, or is in connection with a repurchase of any Mortgage Loan pursuant to the terms of the Purchase Agreement.

The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser.  In particular, the Servicer shall maintain in its possession, available for inspection by the Purchaser or its designee, and shall deliver to the Purchaser or its designee upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of FNMA or FHLMC, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by FNMA and periodic inspection reports as required by Section 2.13.

The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans.  No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof.  For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan.  The Purchaser may, subject to the terms of this Agreement, sell or transfer one or more of the Mortgage Loans.  The Purchaser also shall advise the Servicer of the transfer.  Upon receipt of notice of the transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

ARTICLE X

INDEMNIFICATION AND ASSIGNMENT

Section 10.01     Indemnification.  The Servicer agrees to indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, and forfeitures, including, but not limited to reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of Servicer to (a) perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement and/or (b) comply with applicable law. The Servicer immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Servicer shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence and shall indemnify and hold the Servicer harmless for any claim resulting from any action or failure to act on the part of the Servicer pursuant to the Purchaser’s written instructions except when the claim is in any way related to the Servicer’s indemnification pursuant to Section 8 of the Purchase Agreement, or the failure of the Servicer to (a) service and administer the Mortgage Loans in strict compliance with the terms of this Agreement and/or (b) comply with applicable law.

Section 10.02     Limitation on Liability of Servicer and Others.  Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.  The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the Servicer shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

Section 10.03     Limitation on Resignation and Assignment by Servicer.  The Purchaser has entered into this Agreement with the Servicer and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof.  Therefore, the Servicer shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall be granted or withheld in the sole discretion of the Purchaser.

The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 7.

Without in any way limiting the generality of this Section 10.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 6.03, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

Section 10.04     Assignment by Purchaser.  The Purchaser shall have the right, without the consent of the Servicer but subject to the limit set forth in Section 2.01 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and Assumption Agreement; provided, that any such assignment (a) shall occur only in the context of a termination without cause pursuant to Section 6.03 hereof, and (b) shall be a temporary assignment for the purpose of interim servicing the Mortgage Loans while a transfer of servicing to a successor servicer is consummated.  Upon such assignment of rights and assumption of obligations, and subject to the foregoing, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption.  All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

ARTICLE XI

REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

The Purchaser warrants and represents to, and covenants and agrees with, the Servicer as follows:

Section 11.01     Authority and Capacity.  The execution, delivery and performance by the Purchaser of this Agreement has been and will remain duly and validly authorized by all necessary corporate action.  This Agreement constitutes and will continue to constitute a legal, valid and enforceable obligation of the Purchaser.

Section 11.02     Assistance.  To the extent possible, the Purchaser shall cooperate with and assist the Servicer as requested by the Servicer, in carrying out Servicer’s covenants, agreements duties and responsibilities under the Purchase Agreement and in connection therewith shall execute and deliver all such papers, documents and instruments as may be necessary and appropriate in furtherance thereof.

ARTICLE XII

REPRESENTATIONS AND WARRANTIES OF SERVICER

The Servicer warrants and represents to, and covenants and agrees with, the Purchaser as follows:

Section 12.01     Due Organization and Authority.  The Servicer is a corporation duly organized, validly existing and in good standing under the laws of Delaware and the Servicer has all licenses necessary to carry on its business as now being conducted.  The Servicer has all requisite power and authority to own its properties and conduct its business as presently conducted and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction which requires such qualification; except where the failure to be such so qualified would not have a material adverse effect on the business or consolidated financial condition of the Servicer and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer (except as such enforcement may be affected by bankruptcy, by other insolvency laws, or by general principles of equity); and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

Section 12.02     Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

Section 12.03     No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the related Mortgage Loans by the Servicer, the sale of the related Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer’s charter or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

Section 12.04     Ability to Service.  The Servicer has the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans;

Section 12.05     Ability to Perform.  The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

Section 12.06     No Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the best of the Servicer’s knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, has a reasonable likelihood to result in any material adverse effect on the business, operations, consolidated financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

Section 12.07     No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has or will be obtained prior to the Closing Date.

Section 12.08     No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading;

Section 12.09     Financial Statements. The Servicer has delivered to the Purchaser consolidated financial statements as to its last three complete fiscal years and any later quarter ended more than 60 days prior to the execution of this Agreement. All such consolidated financial statements fairly present the pertinent results of operations and changes in financial position at the end of each such period of the Servicer and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Servicer since the date of the Servicer’s consolidated financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

ARTICLE XIII

DEFAULT

Section 13.01     Events of Default.  The following shall constitute an Event of Default under this Agreement on the part of the Servicer:

(a)

any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser; or

(b)

the failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser; or

(c)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(d)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(e)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(f)

the Servicer fails to maintain a minimum net worth of $25,000,000; or

(g)

the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof (to other than a Subservicer).

In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 6.03.

Section 13.02     Waiver of Defaults.  By a written notice, the Purchaser may waive any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE XIV

MISCELLANEOUS PROVISIONS

Section 14.01     Notices.  All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested:

(a)

If to Purchaser to:

Lehman Brothers Bank, FSB

399 Park Avenue

11th Floor

New York, New York 10022

Attention:  Contract Finance

(b)

If to Servicer to:

Household Finance Corporation

2700 Sanders Road

3 East

Prospect Heights, Illinois 60070

Attn:  Managing Director, Household Mortgage Services

Section 14.02     Waivers.  Either the Servicer or Purchaser may upon consent of all parties, by written notice to the others:

(a)

Waive compliance with any of the terms, conditions or covenants required to be complied with by the others hereunder; and

(b)

Waive or modify performance of any of the obligations of the others hereunder.

The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

Section 14.03     Entire Agreement; Amendment.  This Agreement and the Purchase Agreement constitute the entire agreement between the parties with respect to servicing of the Mortgages.  This Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

Section 14.04     Execution; Binding Effect.  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.  Subject to Section 10.03, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Purchaser and their respective successors and assigns.

Section 14.05     Headings.  Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

Section 14.06     Applicable Law.  This Agreement shall be construed in accordance with the laws of the State of New York.

Section 14.07     Relationship of Parties.  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties.  The duties and responsibilities of the Servicer shall be rendered by them as independent contractors and not as an agent of Purchaser.  The Servicer shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

Section 14.08     Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 14.09     Recordation of Assignments of Mortgage.  To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Servicer’s expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

Section 14.10     Appointment and Designation of Master Servicer. The Purchaser hereby appoints and designates Aurora Loan Services, Inc. as its master servicer (the “Master Servicer”) for the Mortgage Loans subject to this Agreement. The Servicer is hereby authorized and instructed to take any and all instructions with respect to servicing the Mortgage Loans hereunder as if the Master Servicer were the Purchaser hereunder. The authorization and instruction set forth herein shall remain in effect until such time as the Servicer shall receive written instruction from the Purchaser that such authorization and instruction is terminated.

Section 14.11     No Personal Solicitation. From and after the Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer’s behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser; provided, that (a) the Servicer may solicit the borrower or obligor under any First Lien Mortgage Loans to originate a Second Lien Mortgage Loans and (b) a Transaction Party may solicit the borrower or obligor under any Mortgage Loans for fee income source products which are not mortgage loans. Subject to the other provisions of this paragraph, it is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the Closing Date and the Servicer shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that (a) promotions undertaken by the Servicer or any affiliate of the Servicer which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements and (b) that offers to refinance a Mortgage Loan under the Servicer’s retention program following receipt by the Servicer of a payoff request initiated by the Mortgagor shall not constitute solicitation under this 14.11.

IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date and year first above written.

LEHMAN BROTHERS BANK, FSB

   (the Purchaser)

By:_______________________________

Name:

Title:

HOUSEHOLD FINANCE CORPORATION

   (the Servicer)

By:_______________________________

Name:

Title:

EXHIBIT 1

FORM OF MONTHLY REMITTANCE ADVICE

EXHIBIT 2

FORM OF CUSTODIAL ACCOUNT CERTIFICATION

_______ __, 200_

_____________________________________________ hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 2.04 of the Servicing Agreement, dated as of March 22, 2002, Fixed and Adjustable Rate Mortgage Loans, Group 2002-1.

Title of Account:          “Household Finance Corporation in trust for the registered Purchaser, Group 2002-1.”

Account Number:________________________

Address of office or branch

of the Servicer at

which Account is maintained:

______________

HOUSEHOLD FINANCE CORPORATION

Servicer

By:_____________________________

Name:

Title:

EXHIBIT 3

FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

_______ __, 200_

To:

_______________________________

_______________________________

_______________________________

(the “Depository”)

As Servicer under the Servicing Agreement, dated as of March 22, 2002, Fixed and Adjustable Rate Mortgage Loans, Group 2002-1 (the “Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 2.04 of the Agreement, to be designated as “Household Finance Corporation, in trust for the Fixed and Adjustable Rate Mortgage Loans - Group 2002-1.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

HOUSEHOLD FINANCE CORPORATION

Servicer

By: _________________________

Name:

Title:

Date:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.  The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund (“BIF”) or the Savings Association Insurance Fund (“SAIF”).

_______________________________

Depository

By: ____________________________

Name:

Title:

Date:

EXHIBIT 4

FORM OF ESCROW ACCOUNT CERTIFICTION

_________ ___, 200_

__________________________________ hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 2.06 of the Servicing Agreement, dated as of March 22, 2002, Fixed and Adjustable Rate Mortgage Loans, Group 2002-1.

Title of Account:          “Household Finance Corporation in trust for the Purchaser of the Fixed and Adjustable Rate Mortgage Loans, Group 2002-1, and various Mortgagors.”

Account Number:__________________________

Address of office or branch

of the Servicer at

which Account is maintained:

_________________

HOUSEHOLD FINANCE CORPORATION

Servicer

By: _________________________

Name:

Title:

Date:

EXHIBIT 5

FORM OF ESCROW ACCOUNT LETTER AGREEMENT

_______ __, 200_

To:

_______________________________

_______________________________

_______________________________

(the “Depository”)

As Servicer under the Servicing Agreement, dated as of March 22, 2002, Fixed and Adjustable Rate Mortgage Loans, Group 2002-1 (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.06 of the Agreement, to be designated as “Household Finance Corporation in trust for the Purchasers of Fixed and Adjustable Rate Mortgage Loans - Group 2002-1.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

HOUSEHOLD FINANCE CORPORATION

Servicer

By: _________________________

Name:

Title:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.  The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund (“BIF”) or the Savings Association Insurance Fund (“SAIF”).

_______________________________

Depository

By: ____________________________

Name:

Title:

Date:

Exhibit 6

Loss Mitigation Agreement

CREDIT RISK MANAGEMENT AGREEMENT

Servicer: _______________

This AGREEMENT (the "Agreement") is made and entered into as of _______, 2002 between the Servicer identified above (the "Servicer") and The Murrayhill Company (the "Credit Risk Manager").

PRELIMINARY STATEMENT

__________________ were issued on ______________, 2002 pursuant to a Pooling and Servicing Agreement dated as of __________, 2002 (the “Pooling and Servicing Agreement”) among ______________, as Depositor, _________, as Servicer and ___________, as Trustee.  _______ Trust (the “Trust”) has engaged the Credit Risk Manager to monitor and make recommendations to the Servicer and the Certificateholders with respect to default management and reporting situations for the benefit of the Trust, the Certificateholders and the Mortgage Insurer.

The Credit Risk Manager’s roles are: (i) to provide the Certificateholders of the Trust with information and analysis regarding Defaulted Mortgage Loans in the Trust; (ii) to monitor the performance of the Servicer on servicing the Mortgage Loans in the Trust; and (iii) to identify and monitor problems in the areas of underwriting, collateral, reporting, and servicing as they relate to the Mortgage Loans in the Trust.

ARTICLE I

DEFINITIONS

Section 1.01.  Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of Colorado, _____, ______, _______ are required or authorized by law or executive order to be closed.

Commencement of Foreclosure:  The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

Defaulted Mortgage Loan:  Any Mortgage Loan that is (30) thirty days or more delinquent, as to which there has been Commencement of Foreclosure, as to which there has been forbearance in exercise of remedies upon default, which is in a repayment plan, as to which any obligor is the subject of bankruptcy or receivership or an arrangement for the benefit of creditors, or the collateral for which has become real estate owned (“REO”).

Delay of Foreclosure:  The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

Depositor:  ______ or its successors or assigns.

Credit Risk Manager:  The Murrayhill Company.

Mortgage Loan:  Any mortgage loan in the Trust that is serviced by the Servicer under the Pooling and Servicing Agreement.

Servicer:  or its successors or assigns.

Pooling and Servicing Agreement:  The Pooling and Servicing Agreement, dated as of _____, 2002, between __________ and the Servicer.

Trust:  _________.

Trustee:  _______, or its successors or assigns.

Section 1.02.  Definitions Incorporated by Reference.

All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

ARTICLE II

REPORTING AND ACCESS TO INFORMATION

Section 2.01.  Reports and Notices.

(a)  In connection with the performance of its duties under the Pooling and Servicing Agreement relating to collection of Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Credit Risk Manager the following notices and reports in a timely manner and using the same methodology and calculations used in its standard servicing reports to the Trustee.  All such notices and reports shall be sent to the Credit Risk Manager in electronic format unless otherwise specified herein or agreed to in writing by the Credit Risk Manager.  If available, the Credit Risk Manager would prefer read-only access to the Servicer’s default management and servicing platform.  This may greatly reduce the number of preliminary questions asked of the Servicer.

(i)

All Loans - The Servicer shall within ten (10) Business Days after each month end commencing in ___ 2002, provide to the Credit Risk Manager a report of each Mortgage Loan in the Trust, indicating the information contained in Exhibit A for the Due Period relating to such month and to the extent such information is reasonably available to the Servicer.

(ii)

Defaulted Loans - The Servicer shall within ten (10) Business Days after each month-end commencing in ___ 2002, provide to the Credit Risk Manager a report of each Defaulted Mortgage Loan in the Trust, indicating the information contained in Exhibit A to this Agreement for the Due Period relating to such month and to the extent such information is reasonably available to the Servicer.

(iii)

Liquidated Loans - Within ten (10) Business Days after each month-end commencing in ____ 2002, the Servicer shall provide the Credit Risk Manager with a report listing each Mortgage Loan that has liquidated or paid off indicating the information contained in Exhibit A for the Due Period relating to such month and to the extent the information is reasonably available to the Servicer:

(iv)

Primary Mortgage Insurance Claims – The Servicer shall provide the Credit Risk Manager with copies of all primary mortgage insurance claims filed as well as the actual claim amount paid on each loan.  Copies of primary mortgage insurance claims will be provided to the Credit Risk Manager simultaneously with their filing with the mortgage insurance company.

(iv)

The Servicer shall provide the Credit Risk Manager with a copy of the monthly reporting to the Trustee or Master Servicer.

(b)  If requested by the Credit Risk Manager, the Servicer shall make its servicing personnel available during their normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, transmitted by the Credit Risk Manager in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii), (a)(iii) or (a)(iv) which has been given to the Credit Risk Manager; provided that the Servicer shall only be required to provide information that is readily accessible and available to its servicing personnel.

(c)  If requested by the Credit Risk Manager, and upon thirty (30) days written notice, the Servicer shall make available to the Credit Risk Manager access to the underwriting files for Defaulted Mortgage Loans, in photocopied or imaged form, to the extent such files have been provided to the Servicer.  If the files requested are photocopied, a 5-file limit maximum shall be set, and anything beyond that number shall be at the Credit Risk Manager’s expense.  The Credit Risk Manager agrees to protect the confidentiality of the documents and information contained in underwriting files from all parties other than the Depositor, the Certificateholders, Trustee and the Servicer, and agrees not to remove, mark or destroy any of the documents contained therein.

(d)  With respect to any Mortgage Loans which are serviced at any time by the Servicer through a Subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable Subservicer.

(e)  The Servicer shall permit the Credit Risk Manager to conduct, upon reasonable notice, an on-site review and evaluation of the Servicer’s operations, as they relate to the Mortgage Loans no more than annually, unless circumstances warrant special review.  Such review and evaluation will be conducted upon at least thirty (30) days prior written notice to the Servicer by the Credit Risk Manager, and shall be conducted at the Credit Risk Manager’s expense.  The Credit Risk Manager will conduct such review and evaluation during normal business hours and use its best efforts to cause the least practicable interruption to the Servicer’s business.  In the event that the Loss Mitigation Advisory chooses to make a written finding based on the review and evaluation, the Loss Mitigation Advisor will present the written findings to the Servicer for review and comment, and then to the Depositor.  The review is intended to benefit the Servicer, as well as to assist the Credit Risk Manager in adjusting its monitoring approach to fit the default procedures in place.

(f)  The Servicer shall provide the Credit Risk Manager with its policies and procedures regarding the management and liquidation of Defaulted Mortgage Loans within thirty (30) days of the effective date of this Agreement.  These procedures must include, at a minimum, an organizational chart and a servicing timeline for Defaulted Mortgage Loans.  Such policies and procedures shall be held confidential by the Credit Risk Manager.  The Credit Risk Manager will not make copies of the policies and procedures, either in paper or in electronic form, and shall return all copies to the Servicer upon termination of this Agreement.  The Servicer agrees to notify the Credit Risk Manager of material changes and updates to the policies and procedures as they occur, or at least annually.

Section 2.02.  Credit Risk Manager’s Recommendations With Respect to Mortgage Loans.

(a)  Each party to this Agreement acknowledge that the Credit Risk Manager’s advice is made in the form of recommendations, and that the Credit Risk Manager does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement.  The Servicer may, after review and analysis of the Credit Risk Manager’s recommendation, accept or reject such advice, in the Servicer’s sole discretion, subject to the duties of the Servicer set forth in the Pooling and Servicing Agreement.

(b)  The Credit Risk Manager may provide the Servicer with advice regarding the management of specific Mortgage Loans. Such advice may be made in writing, in the form of electronic mail, or verbally.

(c)  The Credit Risk Manager may provide the Servicer with advice regarding the management of the Mortgage Loans in the Trust.  This advice may be based on observations made in conjunction with the data provided in the preceding section, or in conjunction with the Credit Risk Manager’s periodic review of the Servicer’s operations.  The advice may include comparable analysis of the performance of the Mortgage Loans in the Trust with similar mortgage loans serviced by other mortgage loan servicers.

(d)  In all cases where advice is given to the Servicer by the Credit Risk Manager, the Credit Risk Manager will protect the confidentiality of the Servicer and other servicers in the industry whose work is monitored by the Credit Risk Manager.  Under no circumstances will the Credit Risk Manager divulge any confidential materials of the Servicer, whether a party to the Trust or not, or the details of any Servicer’s proprietary systems or approaches.  Rather, advice will take the form of benchmark comparisons and identification and interpretation of the Servicer’s strengths and weaknesses relative to similar, unidentified servicers in the industry.

(e)  All advice offered to the Servicer by the Credit Risk Manager will be kept confidential by the Credit Risk Manager, except when disclosed as a finding in the Credit Risk Manager’s review and evaluation of the  Servicer, as discussed in Section 2.01 (f) herein.

Section 2.03.  Termination.

With respect to all Mortgage Loans included in the Trust, the Servicer's obligations under Section 2.01 herein shall terminate upon the termination of the Trust Fund.

Section 2.04  Liability and Indemnification

Neither the Servicer nor the Credit Risk Manager nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or based upon advice of the Credit Risk Manager, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or the Credit Risk Manager or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Servicer and the Credit Risk Manager and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

Section 2.05.  Confidentiality.

The Credit Risk Manager agrees that all information supplied by or on behalf of the Servicer shall be used by the Credit Risk Manager only for the benefit of the Certificateholders. The Credit Risk Manager shall keep in strictest confidence from all parties other than the Depositor, the Certificateholders, or the Trustee all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01 herein, and that information which may be acquired in connection with or as a result of this Agreement.  During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Credit Risk Manager shall not publish, communicate, divulge, disclose or use any of such information except in its reports to the Depositor, the Certificateholders, the Trustee, the Rating Agency and the PMI Insurer.  Such reports to the Certificateholders and the PMI Insurer will not disclose any information that could lead to the identification of a borrower, and will not divulge servicing errors.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.01.  Amendment.

(a)  This Agreement may be amended from time to time by the Servicer and the Credit Risk Manager without the consent of any of the Certificateholders: (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein which may be inconsistent with the terms of the Pooling and Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an Opinion of Counsel or confirmation from the Rating Agencies that such amendment will not adversely affect the ratings on the Certificates.

(b)  This Agreement may also be amended from time to time by the Servicer and the Credit Risk Manager with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Rights of each Class of Certificates.

Promptly after the execution of any amendment requiring the consent of Certificateholders, the Servicer shall furnish written notification of the substance of such amendment to the Trustee.

Section 3.02.  Counterparts.

This Agreement may be executed in multiple counterparts, which when any, but not necessarily the same, counterpart is executed by all of the parties will constitute the binding agreement of each.

Section 3.03.  Governing Law.

This Agreement shall be construed in accordance with the laws of the State of Colorado and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 3.04.  Notices.

All demands, notices and direction (including any amendments) hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

(a)  in the case of the  Servicer,

or such other address as may hereafter be furnished in writing by the  Servicer, or

(b)  in the case of the Credit Risk Manager,

Chief Compliance Officer

The Murrayhill Company

1670 Broadway, Suite 3450

Denver, Colorado 80202

Telephone: (720) 947-6947

Facsimile: (720) 947-6598

Section 3.05.  Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 3.06.  Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trust.

Section 3.07.  Article and Section Headings.

The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.08.  Independent Contractor.

In all matters relating to this Agreement, the Credit Risk Manager shall be acting as an independent contractor.  Neither the Credit Risk Manager nor any employees of the Credit Risk Manager are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen’s Compensation Laws, or otherwise.  The Credit Risk Manager shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Credit Risk Manager in the performance of this Agreement.  The Credit Risk Manager shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Credit Risk Manager shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

IN WITNESS WHEREOF, the Servicer and Credit Risk Manager have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

By:_________________________________

Name:_______________________________

Title:________________________________

Credit Risk Manager

            The Murrayhill Company

By:_________________________________

Name:  M. Sue Ellis

Title:  President

EXHIBIT A

DATA AND FORMAT TO BE PROVIDED BY SERVICER TO CREDIT RISK MANAGER

(may be modified for the type of collateral)

ALL LOANS – Origination Information

FIELD

FORMAT

Name*

Text

Lien Position*

Text/Number

FICO Score*

Number

Original Occupancy*

Text

Documentation*

Text

Purpose*

Text

Original Loan Amount*

Number

Original Appraisal Value*

Number

Original LTV*

Number

Original P&I*

Number

Original Interest Rate*

Number

First Payment Date*

MM/DD/YY

Origination Date*

MM/DD/YY

Originator*

Text

Loan Term*

Number

Product Type (adjustable rate or fixed rate)*

Text

Property Type*

Text

Street Address*

Text

City*

Text

Zip Code*

Text

State*

Text

MI Certificate Number*

Number

Prepayment Flag

Text

Prepayment Expiration Date

MM/DD/YY

* PLEASE NOTE: This information needs to be provided in the first month-end report only.

CURRENT LOANS

Loan Number

Text

Deal Identifier by Loan

Text

Current Loan Amount

Number

Current LTV

Number

Current Interest Rate

Number

Last Interest Payment Date

MM/DD/YY

Current P&I Payment Amount

Number

Paid Off Code

Text

Scheduled Balance

Number

Calculation of Retained Yield by Loan Number (if applicable to the transaction)

Number

DEFAULTED LOANS

All current loan information above plus:

Reporting of Delinquency Status on Defaulted Mortgage Loans

Text

Current Market Value

Number

Date of Market Value

MM/DD/YY

As-is Value

Number

Repaired Value

Number

Type of Valuation

Text

Foreclosure Flag

Text

Bankruptcy Flag

Text

Date NOD sent to MI company

MM/DD/YY

Foreclosure Start Date (Referral Date)

MM/DD/YY

Scheduled Foreclosure Sale Date

MM/DD/YY

Foreclosure Actual Sale Date

MM/DD/YY

Actual Notice of Intent Date

MM/DD/YY

Actual First Legal Date

MM/DD/YY

Bankruptcy Chapter

Number

Actual Bankruptcy Start Date

MM/DD/YY

Actual Payment Plan Start and End Dates

MM/DD/YY

List Date

MM/DD/YY

List Price

Number

Vacancy/Occupancy Status

Text

Actual Eviction Start Date

MM/DD/YY

Actual Eviction Completion Date

MM/DD/YY

Actual REO Start Date

MM/DD/YY

Sales Price

Number

Actual Closing Date

MM/DD/YY

Net Sales Proceeds

Number

Mortgage Insurance Claim Filing Date

MM/DD/YY

Mortgage Insurance Proceeds Received

Number

Date Mortgage Insurance Proceeds Received

MM/DD/YY

LIQUIDATED LOANS

Loan Number

Text

Outstanding Principal Balance of the Loan upon Liquidation

Number

Realized Loss (as defined in the Pooling and Servicing Agreement) or Gain

Number

Liquidation Proceeds

Number

Prepayment Charges Collected

Number

Prepayment Premium Waived

Text

Prepayment Calculation

Number

Payoff Date

MM/DD/YY

Calculation of Retained Yield by Loan Number (if applicable to the transaction)

Number

EXHIBIT 7A

MONTHLY REMITTANCE ADVICE

STANDARD LAYOUT

FIELD NAME	DESCRIPTION	FORMAT
INVNUM	INVESTOR LOAN NUMBER	Number no decimals
SERVNUM	SERVICER LOAN NUMBER, REQUIRED	Number no decimals
BEGSCHEDBAL	BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED	Number two decimals
BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL,
REQUIRED
SCHEDPRIN	SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED	Number two decimals
ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
REQUIRED, .00 IF NO COLLECTIONS
CURT1	CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT1DATE	CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT1ADJ	CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
CURT2	CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT2DATE	CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT2ADJ	CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
LIQPRIN	PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
OTHPRIN	OTHER PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
PRINREMIT	TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
INTREMIT	NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,	Number two decimals
00 IF NOT APPLICABLE
TOTREMIT	TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
ENDSCHEDBAL	ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED	Number two decimals
ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL	ENDING TRIAL BALANCE	Number two decimals
00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE	ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT	DD-MMM-YY
ACTCODE	60 IF PAIDOFF, BLANK IF NOT APPLICABLE	Number no decimals
ACTDATE	ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
INTRATE	INTEREST RATE, REQUIRED	Number seven decimals
Example .0700000 for
7.00%
SFRATE	SERVICE FEE RATE, REQUIRED	Number seven decimals
Example .0025000 for .25%
PTRATE	PASS THRU RATE, REQUIRED	Number seven decimals
Example .0675000 for 6.75%
PIPMT	P&I CONSTANT, REQUIRED	Number two decimals
.00 IF PAIDOFF

EXHIBIT 7B

DATA FILE

1.

Deal Identifier by Loan

2.

SBO Loan Number

3.

Loan Number

4.

Investor Loan Number

5.

Street Address

6.

City

7.

State

8.

Zip Code

9.

Original Loan Amount

10.

Origination Date

11.

First Payment Date

12.

Current Loan Amount

13.

Current Interest Rate

14.

Current P&I Payment Amount

15.

Scheduled Balance

16.

Scheduled Due Date

17.

Next Rate Adjustment Date

18.

Next Payment Adjustment Date

19.

Loan Term

20.

Loan Type

21.

Servicing Fee

22.

Product Type

23.

Property Type

24.

Ownership Code

25.

Actual Due Date

26.

Delinquency Status

27.

Reason for Default

28.

FC Flag

29.

Date Loan Reinstated

30.

FC Suspended Date

31.

Reason Suspended

32.

FC Start Date (referral date)

33.

Actual Notice of Intent Date

34.

Actual First Legal Date

35.

Date Bid Instructions Sent

36.

Date F/C Sale Scheduled

37.

Foreclosure Actual Sale Date

38.

Actual Redemption End Date

39.

Occupancy Status

40.

Occupancy Status Date

41.

Actual Eviction Start Date

42.

Actual Eviction Complete Date

43.

Loss Mit Workstation Status

44.

Loss Mit Flag

45.

Loss Mit Type

46.

Loss Mit Start Date

47.

Loss Mit Approval Date

48.

Loss Mit Removal Date

49.

REO Flag

50.

Actual REO Start Date

51.

REO List Date

52.

REO List Price

53.

Date REO Offer Received

54.

Date REO Offer Accepted

55.

REO Scheduled Close Date

56.

REO Actual Closing Date

57.

REO Net Sales proceeds

58.

REO Sales Price

59.

Paid Off Code

60.

Paid in Full Date

61.

MI Certificate Number

62.

MI Cost

63.

Other Advance Expenses

64.

T&I Advances

65.

Interest Advances

66.

Liquidation Status

67.

BK Atty Fees & Costs

68.

FC Atty Fees & Costs

69.

Eviction Atty Fees & Costs

70.

Appraisal, BPO Costs

71.

Property Preservation Fees

72.

Actual  Claim Filed Date

73.

Actual Claim Amount Filed

74.

Claim Amount Paid

75.

Claim Funds Received Date

76.

Realized Gain or Loss

77.

BK Flag

78.

Bankruptcy Chapter

79.

Actual Bankruptcy Start Date

80.

Actual Payment Plan Start Date

81.

Actual Payment Plan End Date

82.

Date POC Filed

83.

Date Filed Relief/Dismissal

84.

Relief/Dismissal Hearing Date

85.

Date Relief/Dismissal Granted

86.

Post Petition Due Date

87.

Prepayment Flag

88.

Prepayment Waived

89.

Prepayment Premium Collected

90.

Partial Prepayment Amount Collected

91.

Prepayment Expiration Date

92.

Origination Value Date

93.

Origination Value Source

94.

Original Value Amount

95.

FC Valuation Amount

96.

FC Valuation Source

97.

FC Valuation Date

98.

REO Value Source

99.

REO  Value(As-is)

100.

REO  Repaired Value

101.

REO Value Date

102.

Investor/Security Billing Date Sent

EXHIBIT 8

TERMINATION FEE REDUCTION FRACTION

The Termination Fee Reduction Fraction shall be equal to:

(a)

From the Closing Date, up through the date one month after the Closing Date: 24/24

(b)

From the date one month after the Closing Date, up through the date two months after the Closing Date: 23/24

(c)

From the date two months after the Closing Date, up through the date three months after the Closing Date:  11/12

(d)

From the date three months after the Closing Date, up through the date four months after the Closing Date:  7/8

(e)

From the date four months after the Closing Date, up through the date five months after the Closing Date:  5/6

(f)

From the date five months after the Closing Date, up through the date six months after the Closing Date:  19/24

(g)

From the date six months after the Closing Date, up through the date seven months after the Closing Date:  3/4

(h)

From the date seven months after the Closing Date, up through the date eight months after the Closing Date:  17/24

(i)

From the date eight months after the Closing Date, up through the date nine months after the Closing Date:  2/3

(j)

From the date nine months after the Closing Date, up through the date ten months after the Closing Date:  5/8

(k)

From the date ten months after the Closing Date, up through the date eleven months after the Closing Date:  7/12

(l)

From the date eleven months after the Closing Date, up through the date twelve months after the Closing Date:  13/24

(m)

From the date twelve months after the Closing Date, up through the date thirteen months after the Closing Date:  1/2

(n)

From the date thirteen months after the Closing Date, up through the date fourteen months after the Closing Date:  11/24

(o)

From the date fourteen months after the Closing Date, up through the date fifteen months after the Closing Date:  5/12

(p)

From the date fifteen months after the Closing Date, up through the date sixteen months after the Closing Date:  3/8

(q)

From the date sixteen months after the Closing Date, up through the date seventeen months after the Closing Date:  1/3

(r)

From the date seventeen months after the Closing Date, up through the date eighteen months after the Closing Date:  7/24

(s)

From the date eighteen months after the Closing Date, up through the date nineteen months after the Closing Date:  1/4

(t)

From the date nineteen months after the Closing Date, up through the date twenty months after the Closing Date:  5/24

(u)

From the date twenty months after the Closing Date, up through the date twenty-one months after the Closing Date:  1/6

(v)

From the date twenty-one months after the Closing Date, up through the date twenty-two months after the Closing Date:  1/8

(w)

From the date twenty-two months after the Closing Date, up through the date twenty-three months after the Closing Date:  1/12

(x)

From the date twenty-three months after the Closing Date, up through the date twenty-four months after the Closing Date:  1/24

(y)

From the date twenty-four months after the Closing Date, 0/24.

AMENDMENT NO. 1

TO THE SERVICING AGREEMENT

This is Amendment No. 1 (the “Amendment No. 1”), dated as May 6, 2002 (the “Amendment Date”), by and between Lehman Brothers Bank, FSB (the “Purchaser”), and Household Finance Corporation, (the “Servicer”) to that certain Servicing Agreement dated as of March 22, 2002 by and between the Servicer and the Purchaser (the “Existing Servicing Agreement”, as amended by this Amendment 1, the “Servicing Agreement”).

W I T N E S S E T H

WHEREAS, the Servicer and the Purchaser have agreed, subject to the terms and conditions of this Amendment No. 1 that the Existing Servicing Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Servicing Agreement.

Accordingly, the Servicer and the Purchaser hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Servicing Agreement is hereby amended as follows:

1.

Section 2.08(b) of the Existing Servicing Agreement is hereby amended by deleting the existing section in its entirety and replacing it with  the following:

“(b)

To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall make advances from its own funds to effect payment of all Property Charges upon receipt of notice of any failure to pay on the part of the Mortgagor, or at such other time as the Servicer determines to be in the best interest of the Purchaser, provided, that in any event the Servicer shall pay such charges on or before any date prior to which payment of such Property Charges is necessary to preserve the priority of the lien of the Mortgage on the Mortgaged Property.  The Servicer shall use its best efforts to avoid any late fee or penalty which is payable due to any delay in payment of any Property Charge.”

2.

Effective Date.  This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent shall have been satisfied:

(a)

On the Amendment Effective Date, the Purchaser shall have received the following, each of which shall be satisfactory to the Purchaser:

(i)

this Amendment, executed and delivered by a duly authorized officer of the Servicer and the Purchaser;

(ii)

such other documents as the Purchaser or counsel to the Purchaser may reasonably request.

(b)

On the Amendment Effective Date, (i) the Servicer shall be in compliance with all the representations and warranties set forth in Article XII of the Servicing Agreement on its part to be observed or performed, and (ii) no default shall have occurred and be continuing on such date.

3.

Except as expressly amended and modified by this Amendment, the Existing Servicing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

4.

This Amendment No. 1 shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

5.

This Amendment No. 1 may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

6.

This Amendment No. 1 shall inure to the benefit of and be binding upon the Purchaser and the Servicer under the Existing Servicing Agreement, and their respective successors and permitted assigns.

[Signatures Commence on Following Page]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

LEHMAN BROTHERS BANK, FSB

Purchaser

By:____________________________

Name:__________________________

Title:___________________________

HOUSEHOLD FINANCE CORPORATION

Servicer

By:____________________________

Name:__________________________

Title:___________________________

Exhibit D-1

STANDARD LAYOUT

FIELD NAME

DESCRIPTION

FORMAT

INVNUM

INVESTOR LOAN NUMBER

Number no decimals

SERVNUM

SERVICER LOAN NUMBER, REQUIRED

Number no decimals

BEGSCHEDBAL

BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED

Number two decimals

BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL,

REQUIRED

SCHEDPRIN

SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED

Number two decimals

ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,

REQUIRED, .00 IF NO COLLECTIONS

CURT1

CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

CURT1DATE

CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

CURT1ADJ

CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE

Number two decimals

CURT2

CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

CURT2DATE

CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

CURT2ADJ

CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE

Number two decimals

LIQPRIN

PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE

Number two decimals

OTHPRIN

OTHER PRINCIPAL, .00 IF NOT APPLICABLE

Number two decimals

PRINREMIT

TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

INTREMIT

NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,

Number two decimals

.00 IF NOT APPLICABLE

TOTREMIT

TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

ENDSCHEDBAL

ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED

Number two decimals

ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL

.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF

ENDACTBAL

ENDING TRIAL BALANCE

Number two decimals

.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF

ENDDUEDATE

ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT

DD-MMM-YY

ACTCODE

60 IF PAIDOFF, BLANK IF NOT APPLICABLE

Number no decimals

ACTDATE

ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

INTRATE

INTEREST RATE, REQUIRED

Number seven decimals

Example .0700000 for 7.00%

SFRATE

SERVICE FEE RATE, REQUIRED

Number seven decimals

Example .0025000 for .25%

PTRATE

PASS THRU RATE, REQUIRED

Number seven decimals

Example .0675000 for 6.75%

PIPMT

P&I CONSTANT, REQUIRED

Number two decimals

.00 IF PAIDOFF

EXHIBIT D-2

STANDARD DEFAULT FILE FORMAT

1.	Deal Identifier by Loan	52.	REO List Price
2.	SBO Loan Number	53.	Date REO Offer Received
3.	Loan Number	54.	Date REO Offer Accepted
4.	Investor Loan Number	55.	REO Scheduled Close Date
5.	Street Address	56.	REO Actual Closing Date
6.	City	57.	REO Net Sales proceeds
7.	State	58.	REO Sales Price
8.	Zip Code	59.	Paid Off Code
9.	Original Loan Amount	60.	Paid in Full Date
10.	Origination Date	61.	MI Certificate Number
11.	First Payment Date	62.	MI Cost
12.	Current Loan Amount	63.	Other Advance Expenses
13.	Current Interest Rate	64.	T&I Advances
14.	Current P&I Payment Amount	65.	Interest Advances
15.	Scheduled Balance	66.	Liquidation Status
16.	Scheduled Due Date	67.	BK Atty Fees & Costs
17.	Next Rate Adjustment Date	68.	FC Atty Fees & Costs
18.	Next Payment Adjustment Date	69.	Eviction Atty Fees & Costs
19.	Loan Term	70.	Appraisal, BPO Costs
20.	Loan Type	71.	Property Preservation Fees
21.	Servicing Fee	72.	Actual Claim Filed Date
22.	Product Type	73.	Actual Claim Amount Filed
23.	Property Type	74.	Claim Amount Paid
24.	Ownership Code	75.	Claim Funds Received Date
25.	Actual Due Date	76.	Realized Gain or Loss
26.	Delinquency Status	77.	BK Flag
27.	Reason for Default	78.	Bankruptcy Chapter
28.	FC Flag	79.	Actual Bankruptcy Start Date
29.	Date Loan Reinstated	80.	Actual Payment Plan Start Date
30.	FC Suspended Date	81.	Actual Payment Plan End Date
31.	Reason Suspended	82.	Date POC Filed
32.	FC Start Date (referral date)	83.	Date Filed Relief/Dismissal
33.	Actual Notice of Intent Date	84.	Relief/Dismissal Hearing Date
34.	Actual First Legal Date	85.	Date Relief/Dismissal Granted
35.	Date Bid Instructions Sent	86.	Post Petition Due Date
36.	Date F/C Sale Scheduled	87.	Prepayment Flag
37.	Foreclosure Actual Sale Date	88.	Prepayment Waived
38.	Actual Redemption End Date	89.	Prepayment Premium Collected
39.	Occupancy Status	90.	Partial Prepayment Amount Collected
40.	Occupancy Status Date	91.	Prepayment Expiration Date
41.	Actual Eviction Start Date	92.	Origination Value Date
42.	Actual Eviction Complete Date	93.	Origination Value Source
43.	Loss Mit Workstation Status	94.	Original Value Amount
44.	Loss Mit Flag	95.	FC Valuation Amount
45.	Loss Mit Type	96.	FC Valuation Source
46.	Loss Mit Start Date	97.	FC Valuation Date
47.	Loss Mit Approval Date	98.	REO Value Source
48.	Loss Mit Removal Date	99.	REO Value(As-is)
49.	REO Flag	100.	REO Repaired Value
50.	Actual REO Start Date	101.	REO Value Date
51.	REO List Date	102.	Investor/Security Billing Date Sent

Schedule I

Schedule of Mortgage Loans

(Including Prepayment Charge Schedule)